As filed with the Securities and Exchange
Commission on February 24, 2010
1933 Act File No. 002-10156
1940 Act File No. 811-00560

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
PRE-EFFECTIVE AMENDMENT NO. [  ]
POST-EFFECTIVE AMENDMENT NO. 114
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
AMENDMENT NO. 66
(CHECK APPROPRIATE BOX OR BOXES)
JOHN HANCOCK INVESTMENT TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
(617) 663-2999
THOMAS M. KINZLER, ESQ.
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(NAME AND ADDRESS OF AGENT FOR SERVICE)
COPIES OF COMMUNICATIONS TO:
MARK P. GOSHKO, ESQ.
K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☑    on March 1, 2010 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐    on (date) pursuant to paragraph (a)(1) of Rule 485
☐    75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐    on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock
Balanced Fund

PROSPECTUS 3–1–10

CLASS/TICKER     A / SVBAX      B / SVBBX      C / SVBCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Balanced Fund

5	Additional investment strategies

5	Risks of investing

8	Who’s who

10	Financial highlights

12	Choosing a share class

13	How sales charges are calculated

13	Sales charge reductions and waivers

14	Opening an account

16	Buying shares

17	Selling shares

19	Transaction policies

21	Dividends and account policies

22	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Balanced Fund

Investment objective

To seek current income, long-term growth of capital and income and preservation of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 13 to 14 of the prospectus under “Sales charge reductions and waivers” or pages 76 to 80 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees (%)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual fund operating expenses (%)	Class A	Class B	Class C

Management fee	0.60	0.60	0.60

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses[1]	0.31	0.31	0.31

Total annual fund operating expenses	1.21	1.91	1.91

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.32%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	617	617	694	194	294	194

3 Years	865	865	900	600	600	600

5 Years	1,132	1,132	1,232	1,032	1,032	1,032

10 Years	1,893	1,893	2,051	2,051	2,233	2,233

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities. The fund allocates its investments among a diversified mix of debt and equity securities.

With regard to the fund’s equity securities, the subadviser looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The subadviser uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

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The subadviser then looks for a positive catalyst in a company’s near-term outlook that it believes will accelerate earnings or improve the value of the company’s assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company’s products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The subadviser also considers an issuer’s dividend-paying prospects and overall financial strength.

The fund’s debt securities are used to enhance current income and provide some added stability. The fund’s investments in bonds of any maturity are primarily investment grade (rated BBB or above by S&P or Baa or above by Moody’s and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C by S&P or Moody’s and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). The fund may invest up to 50% of assets in mortgage-backed securities.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

Past performance

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

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Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax- advantaged investment plan.

The Barclay’s Capital U.S. Aggregate Bond Index is included as an additional broad-based market index.

Calendar year total returns — Class A (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
−1.83	−5.23	−18.19	18.21	6.78	13.36	13.75	23.45	−25.42	24.30

Total return The fund’s total return for the year ended December 31, 2009 was 24.30%.

Best quarter: Q2 ’09, 11.27%

Worst quarter: Q3 ’08, −14.08%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class A before tax	18.12	7.00	3.02

After tax on distributions	17.52	5.89	2.04

After tax on distributions, with sale	11.74	5.53	2.08

Class B before tax	18.36	7.03	2.97

Class C before tax	22.36	7.33	2.82

S&P 500 Index	26.46	0.42	−0.95

Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	6.33

Barclays Capital Government/Credit Bond Index[1]	4.52	4.71	6.34

1	As of December 9, 2009, the fund replaced the Barclays Capital Government/Credit Bond Index with the Barclays Capital U.S. Aggregate Bond Index, which better reflects that portion of the fund’s investment strategy of investing in fixed-income securities.

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Jeffrey N. Given, CFA
Vice president
Joined fund team in 2006

Roger C. Hamilton
Senior vice president
Joined fund team in 2003

Timothy M. Malloy
Senior vice president
Joined fund team in 2006

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, B and C shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund typically declares and pays income dividends quarterly and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a

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compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $2 billion	0.60%

Excess over $2 billion	0.55%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.60% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Jeffrey N. Given, CFA

•	Vice president

•	Joined fund team in 2006

•	Second vice president, JHA (1993–2005)

•	Began business career in 1993

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2003

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

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Timothy M. Malloy

•	Senior vice president

•	Joined fund team in 2006

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS A SHARES
Per share operating performance period ended	10-31-09		10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$11.33		$15.67	$13.39	$12.60	$11.67	$11.15

Net investment income[3]	0.18		0.19	0.25	0.18	0.13	0.19

Net realized and unrealized gain (loss) on investments	2.25		(4.36)	2.86	1.54	1.41	0.56

Total from investment operations	2.43		(4.17)	3.11	1.72	1.54	0.75

Less distributions

From net investment income	(0.22)		(0.17)	(0.24)	(0.20)	(0.16)	(0.23)

From net realized gain	—		—	(0.59)	(0.73)	(0.45)	—

Total Distributions	(0.22)		(0.17)	(0.83)	(0.93)	(0.61)	(0.23)

Net asset value, end of year	$13.54		$11.33	$15.67	$13.39	$12.60	$11.67

Total return (%)[4,5]	21.72		(26.84)[6]	23.45	13.75	13.36	6.78

Ratios and supplemental data

Net assets, end of year (in millions)	$579		$427	$241	$111	$92	$86

Ratios (as a percentage of average net assets):

Expenses before reductions	1.22	[7]	1.18 [8]	1.22	1.28	1.37	1.39

Expenses net of fee waivers	1.21	[7]	1.17 [8]	1.21	1.28	1.35	1.35

Expenses net of fee waivers and credits	1.21	[7]	1.17 [8]	1.21	1.28	1.35	1.35

Net investment income	1.54		1.58 [8]	1.68	1.35	1.13	1.72

Portfolio turnover (%)	100		95	43	60	88	56

CLASS B SHARES
Per share operating performance period ended	10-31-09		10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$11.31		$15.66	$13.39	$12.60	$11.67	$11.15

Net investment income[3]	0.10		0.10	0.15	0.09	0.05	0.11

Net realized and unrealized gain (loss) on investments	2.25		(4.36)	2.85	1.54	1.41	0.56

Total from investment operations	2.35		(4.26)	3.00	1.63	1.46	0.67

Less distributions

From net investment income	(0.14)		(0.09)	(0.14)	(0.11)	(0.08)	(0.15)

From net realized gain	—		—	(0.59)	(0.73)	(0.45)	—

Total Distributions	(0.14)		(0.09)	(0.73)	(0.84)	(0.53)	(0.15)

Net asset value, end of year	$13.52		$11.31	$15.66	$13.39	$12.60	$11.67

Total return (%)[4,5]	20.93		(27.31)[6]	22.54	12.97	12.59	6.05

Ratios and supplemental data

Net assets, end of year (in millions)	$60		$42	$37	$27	$27	$27

Ratios (as a percentage of average net assets):

Expenses before reductions	1.91	[7]	1.88 [8]	1.91	1.97	2.07	2.08

Expenses net of fee waivers	1.91	[7]	1.87 [8]	1.91	1.97	2.05	2.04

Expenses net of fee waivers and credits	1.91	[7]	1.87 [8]	1.91	1.97	2.05	2.04

Net investment income	0.85		0.88 [8]	0.98	0.66	0.43	1.03

Portfolio turnover (%)	100		95	43	60	88	56

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Financial highlights, continued

CLASS C SHARES
Per share operating performance period ended	10-31-09		10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$11.32		$15.67	$13.39	$12.60	$11.67	$11.15

Net investment income[3]	0.10		0.10	0.15	0.09	0.05	0.11

Net realized and unrealized gain (loss) on investments	2.25		(4.36)	2.86	1.54	1.41	0.56

Total from investment operations	2.35		(4.26)	3.01	1.63	1.46	0.67

Less distributions

From net investment income	(0.14)		(0.09)	(0.14)	(0.11)	(0.08)	(0.15)

From net realized gain	—		—	(0.59)	(0.73)	(0.45)	—

Total Distributions	(0.14)		(0.09)	(0.73)	(0.84)	(0.53)	(0.15)

Net asset value, end of year	$13.53		$11.32	$15.67	$13.39	$12.60	$11.67

Total return (%)[4,5]	20.91		(27.30)[6]	22.60	12.96	12.59	6.04

Ratios and supplemental data

Net assets, end of year (in millions)	$270		$162	$49	$10	$6	$5

Ratios (as a percentage of average net assets):

Expenses before reductions	1.92	[7]	1.88 [8]	1.91	1.97	2.07	2.09

Expenses net of fee waivers	1.92	[7]	1.87 [8]	1.91	1.97	2.05	2.05

Expenses net of fee waivers and credits	1.92	[7]	1.87 [8]	1.91	1.97	2.05	2.05

Net investment income	0.83		0.88 [8]	0.96	0.64	0.43	1.00

Portfolio turnover (%)	100		95	43	60	88	56

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Not annualized.

7	Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

8	Annualized.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%

$50,000 – $99,999	4.50%	4.71%

$100,000 – $249,999	3.50%	3.63%

$250,000 – $499,999	2.50%	2.56%

$500,000 – $999,999	2.00%	2.04%

$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, B, C, T, ADV, all R, I2 or I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, by accessing the fund’s Web site at www.jhfunds.com or by calling Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%

Next $1 – $5M above that	0.50%

Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a John Hancock fund’s Class A and T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual

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purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based or wrap investment products under a signed agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A, B and C shares of the fund is $2,500 except as follows:

•	Coverdell ESAs: $2,000

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•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Class B and C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same

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fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have

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engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $2,500 you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    360PN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Global Opportunities Fund

PROSPECTUS 3–1–10

CLASS/TICKER     A / JGPAX      B / JGPBX      C / JGPCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Global Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Global Opportunities Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

11	Choosing a share class

12	How sales charges are calculated

12	Sales charge reductions and waivers

13	Opening an account

15	Buying shares

16	Selling shares

18	Transaction policies

20	Dividends and account policies

21	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Global Opportunities Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 12 to 13 of the prospectus under “Sales charge reductions and waivers” or pages 76 to 80 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees (%)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual fund operating expenses (%)	Class A	Class B	Class C

Management fee	0.85	0.85	0.85

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses[1]	0.53	0.66	0.59

Total annual fund operating expenses	1.68	2.51	2.44

1	“Other expenses” have been restated to reflect current fees. Had these fees not been restated, “Other expenses” would have been 0.52% for Class A.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	662	662	754	254	347	247

3 Years	1,003	1,003	1,082	782	761	761

5 Years	1,367	1,367	1,535	1,335	1,301	1,301

10 Years	2,388	2,388	2,642	2,642	2,776	2,776

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 210% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests in a diversified portfolio consisting primarily of global (U.S. and foreign) equity securities of any size. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser emphasizes a value-oriented bottom-up approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

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The subadviser uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

Under normal market conditions, the fund will invest at least 40% of its assets in the securities of foreign issuers. The fund may invest up to 20% of assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Past performance

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax- advantaged investment plan.

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Calendar year total returns — Class A (%)

2006	2007	2008	2009
23.38	33.05	−50.91	93.03

Total return The fund’s total return for the year ended December 31, 2009 was 93.03%.

Best quarter: Q2 ’09, 38.79%

Worst quarter: Q3 ’08, −32.49%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		2-28-05

Class A before tax	83.38	12.34

After tax on distributions	82.26	10.84

After tax on distributions, with sale	54.19	9.90

Class B before tax	86.63	12.61

Class C before tax	90.54	12.86

S&P Global BMI Index	37.76	3.80

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Christopher C. Arbuthnot, CFA
Portfolio manager

Joined fund team in 2008

Roger C. Hamilton
Senior vice President

Joined fund team in 2008

Timothy M. Malloy
Senior vice president

Managed fund since inception in 2005

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, B and C shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or

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change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component,

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adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $500 million	0.850%

Next $500 million	0.825%

Excess over $1 billion	0.800%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.85% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant

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decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Christopher C. Arbuthnot, CFA

•	Portfolio manager

•	Joined fund team in 2008

•	Equity analyst, MFC Global (U.S.) (2006-2007)

•	Began business career in 1998

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2008

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Managed fund since inception in 2005

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS A SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]		12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$8.47	$17.00		$13.17	$11.57	$10.00

Net investment income (loss)[4]	(0.04)	—	[5]	(0.02)	(0.02)	—	[5]

Net realized and unrealized gain (loss) on investments	6.03	(8.53)		4.36	2.73	1.88

Total from investment operations	5.99	(8.53)		4.34	2.71	1.88

Less distributions

From net investment income	(0.54)	—		—	— [5]	—

From net realized gain	(0.03)	—		(0.51)	(1.11)	(0.31)

Total Distributions	(0.57)	—		(0.51)	(1.11)	(0.31)

Net asset value, end of year	$13.89	$8.47		$17.00	$13.17	$11.57

Total return[7] (%)	76.81 [6]	(50.18)[8]		33.05 [6]	23.38 [6]	18.85	[6,8]

Ratios and supplemental data

Net assets, end of year (in millions)	$159	$50		$28	$4	$3

Ratios (as a percentage of average net assets):

Expenses before reductions	1.67 [9]	1.66	[10]	2.11	2.23	2.83	[10]

Expenses net of fee waivers	1.59 [9]	1.49	[10]	1.46	1.35	1.35	[10]

Expenses net of fee waivers and credits	1.59 [9]	1.49	[10]	1.46	1.35	1.35	[10]

Net investment income (loss)	(0.33)	0.01	[10]	(0.12)	(0.18)	0.03	[10]

Portfolio turnover (%)	210	167		114	61	77

CLASS B SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$8.29	$16.75	$13.04	$11.52	$10.00

Net investment loss[4]	(0.10)	(0.09)	(0.14)	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	5.94	(8.37)	4.36	2.71	1.87

Total from investment operations	5.84	(8.46)	4.22	2.63	1.83

Less distributions

From net investment income	(0.44)	—	—	—	—

From net realized gain	(0.03)	—	(0.51)	(1.11)	(0.31)

Total Distributions	(0.47)	—	(0.51)	(1.11)	(0.31)

Net asset value, end of year	$13.66	$8.29	$16.75	$13.04	$11.52

Total return[7] (%)	75.50 [6]	(50.51)[8]	32.46 [6]	22.76 [6]	18.35	[6,8]

Ratios and supplemental data

Net assets, end of year (in millions)	$8	$3	$2	— [11]	—	[11]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.51 [9]	2.29 [10]	2.78	2.68	3.38	[10]

Expenses net of fee waivers	2.28 [9]	2.21 [10]	2.12	1.80	1.85	[10]

Expenses net of fee waivers and credits	2.28 [9]	2.20 [10]	2.12	1.80	1.85	[10]

Net investment loss	(0.99)	(0.72)[10]	(0.88)	(0.63)	(0.47)[10]

Portfolio turnover (%)	210	167	114	61	77

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Financial highlights, continued

CLASS C SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$8.29	$16.75	$13.04	$11.52	$10.00

Net investment loss[4]	(0.10)	(0.09)	(0.16)	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	5.94	(8.37)	4.38	2.71	1.87

Total from investment operations	5.84	(8.46)	4.22	2.63	1.83

Less distributions

From net investment income	(0.44)	—	—	—	—

From net realized gain	(0.03)	—	(0.51)	(1.11)	(0.31)

Total Distributions	(0.47)	—	(0.51)	(1.11)	(0.31)

Net asset value, end of year	$13.66	$8.29	$16.75	$13.04	$11.52

Total return[7] (%)	75.50 [6]	(50.51)[8]	32.46 [6]	22.76 [6]	18.35	[6,8]

Ratios and supplemental data

Net assets, end of year (in millions)	$23	$9	$4	— [11]	—	[11]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.44 [9]	2.33 [10]	2.79	2.68	3.38	[10]

Expenses net of fee waivers	2.29 [9]	2.21 [10]	2.13	1.80	1.85	[10]

Expenses net of fee waivers and credits	2.29 [9]	2.21 [10]	2.13	1.80	1.85	[10]

Net investment loss	(1.00)	(0.76)	(1.01)	(0.63)	(0.47)

Portfolio turnover (%)	210	167	114	61	77

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Period from 2-28-05 (inception date) to 12-31-05.

3	Audited by previous independent registered public accounting firm.

4	Based on the average daily shares outstanding.

5	Less than $0.01 per share.

6	Total returns would have been lower had certain expenses not been reduced during the periods shown.

7	Assumes dividend reinvestment.

8	Not annualized.

9	Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

10	Annualized.

11	Less than $500,000.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%

$50,000 – $99,999	4.50%	4.71%

$100,000 – $249,999	3.50%	3.63%

$250,000 – $499,999	2.50%	2.56%

$500,000 – $999,999	2.00%	2.04%

$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, B, C, T, ADV, all R, I2 or I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, by accessing the fund’s Web site at www.jhfunds.com or by calling Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%

Next $1 – $5M above that	0.50%

Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a John Hancock fund’s Class A and T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual

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purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based or wrap investment products under a signed agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A, B and C shares of the fund is $2,500 except as follows:

•	Coverdell ESAs: $2,000

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•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Class B and C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same

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fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have

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engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $2,500 you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    690PN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Large Cap Equity Fund

PROSPECTUS 3–1–10

CLASS/TICKER     A / TAGRX      B / TSGWX      C / JHLVX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Large Cap Equity Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

11	Choosing a share class

12	How sales charges are calculated

12	Sales charge reductions and waivers

13	Opening an account

15	Buying shares

16	Selling shares

18	Transaction policies

20	Dividends and account policies

21	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Large Cap Equity Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 12 to 13 of the prospectus under “Sales charge reductions and waivers” or pages 76 to 80 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees (%)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual fund operating expenses (%)	Class A	Class B	Class C

Management fee	0.62	0.62	0.62

Distribution and service (12b-1) fees	0.25	1.00	1.00

Other expenses[1]	0.35	0.35	0.35

Total annual fund operating expenses	1.22	1.97	1.97

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.36% for Classes A, B and C.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	618	618	700	200	300	200

3 Years	868	868	918	618	618	618

5 Years	1,137	1,137	1,262	1,062	1,062	1,062

10 Years	1,903	1,903	2,102	2,102	2,296	2,296

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those companies in the capitalization range of the S&P 500 Index, which was $1.1 million to $323.7 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

Large Cap Equity Fund – Fund summary

2

In managing the fund, the subadviser looks for companies that are undervalued and/or offer the potential for above-average earnings growth. The subadviser employs a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies in a broad range of industries. The fund may focus on particular sectors of the economy. The subadviser also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents. In selecting bonds, the subadviser looks for the most favorable risk/return ratios.

The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Past performance

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

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After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax- advantaged investment plan.

Calendar year total returns — Class A (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
−2.93	−3.36	−37.83	23.29	4.14	16.26	20.22	33.77	−36.82	33.73

Total return The fund’s total return for the year ended December 31, 2009 was 33.73%.

Best quarter: Q4 ’01, 19.40%

Worst quarter: Q3 ’01, −24.00%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class A before tax	27.04	8.46	1.17

After tax on distributions	26.89	8.15	0.23

After tax on distributions, with sale	17.57	7.14	0.49

Class B before tax	27.69	8.47	1.08

Class C before tax	31.71	8.75	0.93

S&P 500 Index	26.46	0.42	−0.95

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Roger C. Hamilton
Senior vice president

Joined fund team in 2004

Timothy M. Malloy
Senior vice president

Joined fund team in 2006

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, B and C shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $3 billion	0.625%

Excess over $3 billion	0.600%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.62% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

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Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2004

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Joined fund team in 2006

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS A SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]		12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$18.28	$28.40		$21.23	$17.66	$15.19	$14.61

Net investment income (loss)[3]	0.07	—	[4]	0.04	(0.04)	(0.02)	0.06

Net realized and unrealized gain (loss) on investments	3.88	(10.12)		7.13	3.61	2.49	0.54

Total from investment operations	3.95	(10.12)		7.17	3.57	2.47	0.60

Less distributions

From net investment income	(0.62)	—		—	—	—	(0.02)

Total distributions	(0.62)	—		—	—	—	(0.02)

Net asset value, end of year	$21.61	$18.28		$28.40	$21.23	$17.66	$15.19

Total return[5] (%)	22.76 [6]	(35.63)[6,7]		33.77	20.22 [6]	16.26 [6]	4.14 [6]

Ratios and supplemental data

Net assets, end of year (in millions)	$1,660	$1,249		$1,182	$463	$343	$325

Ratios (as a percentage of average net assets):

Expenses before reductions	1.23	1.11	[8]	1.14	1.23	1.30	1.34

Expenses net of fee waivers	1.23	1.11	[8]	1.14	1.21	1.25	1.29

Expenses net of fee waivers and credits	1.22	1.11	[8]	1.14	1.21	1.25	1.29

Net investment income (loss)	0.35	(0.01)[8]		0.15	(0.22)	(0.12)	0.44

Portfolio turnover (%)	120	113		40	78	74	97

CLASS B SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$16.89	$26.41	$19.89	$16.67	$14.45	$13.98

Net investment loss[3]	(0.06)	(0.16)	(0.15)	(0.18)	(0.13)	(0.05)

Net realized and unrealized gain (loss) on investments	3.61	(9.36)	6.67	3.40	2.35	0.52

Total from investment operations	3.55	(9.52)	6.52	3.22	2.22	0.47

Less distributions

From net investment income	(0.42)	—	—	—	—	—

Total distributions	(0.42)	—	—	—	—	—

Net asset value, end of year	$20.02	$16.89	$26.41	$19.89	$16.67	$14.45

Total return[5] (%)	21.85 [6]	(36.05)[6,7]	32.78	19.32 [6]	15.36 [6]	3.36 [6]

Ratios and supplemental data

Net assets, end of year (in millions)	$105	$105	$156	$118	$153	$196

Ratios (as a percentage of average net assets):

Expenses before reductions	1.98	1.85 [8]	1.89	1.98	2.06	2.09

Expenses net of fee waivers	1.98	1.85 [8]	1.89	1.96	2.01	2.04

Expenses net of fee waivers and credits	1.98	1.85 [8]	1.89	1.96	2.01	2.04

Net investment loss	(0.38)	(0.75)[8]	(0.63)	(0.98)	(0.88)	(0.35)

Portfolio turnover (%)	120	113	40	78	74	97

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Financial highlights, continued

CLASS C SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$16.89	$26.41	$19.89	$16.67	$14.45	$13.98

Net investment loss[3]	(0.07)	(0.16)	(0.14)	(0.18)	(0.13)	(0.05)

Net realized and unrealized gain (loss) on investments	3.62	(9.36)	6.66	3.40	2.35	0.52

Total from investment operations	3.55	(9.52)	6.52	3.22	2.22	0.47

Less distributions

From net investment income	(0.42)	—	—	—	—	—

Total distributions	(0.42)	—	—	—	—	—

Net asset value, end of year	$20.02	$16.89	$26.41	$19.89	$16.67	$14.45

Total return[5] (%)	21.85 [6]	(36.05)[6,7]	32.78 [6]	19.32 [6]	15.36 [6]	3.36 [6]

Ratios and supplemental data

Net assets, end of year (in millions)	$329	$250	$176	$34	$20	$25

Ratios (as a percentage of average net assets):

Expenses before reductions	1.98	1.86 [8]	1.90	1.98	2.06	2.09

Expenses net of fee waivers	1.98	1.86 [8]	1.89	1.96	2.01	2.04

Expenses net of fee waivers and credits	1.97	1.86 [8]	1.89	1.96	2.01	2.04

Net investment loss	(0.40)	(0.76)[8]	(0.58)	(0.97)	(0.87)	(0.36)

Portfolio turnover (%)	120	113	40	78	74	97

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Based on the average daily shares outstanding.

4	Less than $0.01 per share.

5	Assumes dividend reinvestment.

6	Total returns would have been lower had certain expenses not been reduced during the periods shown.

7	Not annualized.

8	Annualized.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%

$50,000 – $99,999	4.50%	4.71%

$100,000 – $249,999	3.50%	3.63%

$250,000 – $499,999	2.50%	2.56%

$500,000 – $999,999	2.00%	2.04%

$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, B, C, T, ADV, all R, I2 or I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, by accessing the fund’s Web site at www.jhfunds.com or by calling Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%

Next $1 – $5M above that	0.50%

Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a John Hancock fund’s Class A and T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual

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purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based or wrap investment products under a signed agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A, B and C shares of the fund is $2,500 except as follows:

•	Coverdell ESAs: $2,000

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•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Class B and C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same

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fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have

Large Cap Equity Fund – Your account

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engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $2,500 you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    500PN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Small Cap Intrinsic Value Fund

PROSPECTUS 3–1–10

CLASS/TICKER     A / JHIAX      B / JCIBX      C / JSICX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Small Cap Intrinsic Value Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

11	Choosing a share class

12	How sales charges are calculated

12	Sales charge reductions and waivers

13	Opening an account

15	Buying shares

16	Selling shares

18	Transaction policies

20	Dividends and account policies

21	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Small Cap Intrinsic Value Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 12 to 13 of the prospectus under “Sales charge reductions and waivers” or pages 76 to 80 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees (%)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual fund operating expenses (%)	Class A	Class B	Class C

Management fee	0.90	0.90	0.90

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses[1]	0.56	0.85	0.63

Total annual fund operating expenses	1.76	2.75	2.53

1	“Other expenses” have been restated to reflect current fees. Had these fees not been restated, “Other expenses” would have been 0.66%, 0.96%, and 0.74% for Classes A, B and C, respectively.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	670	670	778	278	356	256

3 Years	1,026	1,026	1,153	853	788	788

5 Years	1,406	1,406	1,654	1,454	1,345	1,345

10 Years	2,469	2,469	2,842	2,842	2,866	2,866

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies. The fund considers small-capitalization companies to be those companies in the capitalization range of the Russell 2000 Index, which was $13.3 million to $5.0 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

Small Cap Intrinsic Value Fund – Fund summary

2

In managing the fund, the subadviser emphasizes a value-oriented “bottom-up” approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadviser uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in companies involved in managing corporate restructuring or pending acquisitions.

The fund may invest up to 35% of its total assets in foreign securities. The fund may invest up to 20% of its total assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Past performance

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax- advantaged investment plan.

Small Cap Intrinsic Value Fund – Fund summary

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Calendar year total returns — Class A (%)

2006	2007	2008	2009
28.99	9.91	−58.50	67.87

Total return The fund’s total return for the year ended December 31, 2009 was 67.87%.

Best quarter: Q2 ’09, 25.04%

Worst quarter: Q4 ’08, −36.73%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		2-28-05

Class A before tax	59.48	2.00

After tax on distributions	59.02	0.83

After tax on distributions, with sale	38.63	1.07

Class B before tax	61.15	2.00

Class C before tax	65.50	2.40

Russell 2000 Index	27.17	1.07

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Roger C. Hamilton
Senior vice president

Joined fund team in 2008

Timothy M. Malloy
Senior vice president

Managed fund since inception in 2005

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, B and C shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or

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change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component,

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adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

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Annual
Average Daily Net Assets	Rate

First $1 billion	0.90%

Excess over $1 billion	0.85%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.90% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2008

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Managed fund since inception in 2005

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS A SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$6.95	$14.68	$13.70	$10.86	$10.00

Net investment loss[4]	(0.08)	(0.01)	(0.01)	(0.07)[5]	(0.01)

Net realized and unrealized gain (loss) on investments	2.27	(7.72)	1.36	3.21	1.72

Total from investment operations	2.19	(7.73)	1.35	3.14	1.71

Less distributions

From net investment income	(0.07)	—	—	—	—

From net realized gain	(0.23)	—	(0.37)	(0.30)	(0.85)

Total Distributions	(0.30)	—	(0.37)	(0.30)	(0.85)

Net asset value, end of year	$8.84	$6.95	$14.68	$13.70	$10.86

Total return[6] (%)	33.57 [7]	(50.66)[8]	9.91 [7]	28.99 [7]	17.28	[8,7]

Ratios and supplemental data

Net assets, end of year (in millions)	$119	$100	$199	$30	$3

Ratios (as a percentage of average net assets):

Expenses before reductions	1.86 [9]	1.56 [10]	1.54	2.23	4.89	[10]

Expenses net of fee waivers	1.84 [9]	1.56 [10]	1.53	1.65	1.45	[10]

Expenses net of fee waivers and credits	1.84 [9]	1.56 [10]	1.53	1.65	1.45	[10]

Net investment loss	(1.10)	(0.10)[10]	(0.07)	(0.58)[5]	(0.08)[10]

Portfolio turnover (%)	127	70	32	82	97

CLASS B SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$6.79	$14.41	$13.55	$10.81	$10.00

Net investment loss[4]	(0.15)	(0.08)	(0.12)	(0.16)[5]	(0.05)

Net realized and unrealized gain (loss) on investments	2.20	(7.54)	1.35	3.20	1.71

Total from investment operations	2.05	(7.62)	1.23	3.04	1.66

Less distributions

From net investment income	(0.07)	—	—	—	—

From net realized gain	(0.23)	—	(0.37)	(0.30)	(0.85)

Total Distributions	(0.30)	—	(0.37)	(0.30)	(0.85)

Net asset value, end of year	$8.54	$6.79	$14.41	$13.55	$10.81

Total return[6] (%)	32.25 [7]	(52.88)[8]	9.13	28.20 [7]	16.78	[8,7]

Ratios and supplemental data

Net assets, end of year (in millions)	$5	$4	$9	$3	—	[11]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.86 [9]	2.28 [10]	2.24	2.93	5.39	[10]

Expenses net of fee waivers	2.84 [9]	2.28 [10]	2.23	2.35	1.95	[10]

Expenses net of fee waivers and credits	2.84 [9]	2.27 [10]	2.23	2.35	1.95	[10]

Net investment loss	(2.11)	(0.80)[10]	(0.82)	(1.25)[5]	(0.57)[10]

Portfolio turnover (%)	127	70	32	82	97

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Financial highlights, continued

CLASS C SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$6.79	$14.41	$13.55	$10.81	$10.00

Net investment loss[4]	(0.13)	(0.08)	(0.11)	(0.16)[5]	(0.05)

Net realized and unrealized gain (loss) on investments	2.20	(7.54)	1.34	3.20	1.71

Total from investment operations	2.07	(7.62)	1.23	3.04	1.66

Less distributions

From net investment income	(0.07)	—	—	—	—

From net realized gain	(0.23)	—	(0.37)	(0.30)	(0.85)

Total Distributions	(0.30)	—	(0.37)	(0.30)	(0.85)

Net asset value, end of year	$8.56	$6.79	$14.41	$13.55	$10.81

Total return[6] (%)	32.56 [7]	(52.88)[8]	9.13	28.20 [7]	16.78	[8,7]

Ratios and supplemental data

Net assets, end of year (in millions)	$22	$20	$49	$8	—	[11]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.64 [9]	2.25 [10]	2.24	2.93	5.39	[10]

Expenses net of fee waivers	2.62 [6]	2.25 [10]	2.23	2.35	1.95	[10]

Expenses net of fee waivers and credits	2.62 [6]	2.25 [10]	2.23	2.35	1.95	[10]

Net investment loss	(1.88)	(0.77)[10]	(0.76)	(1.27)[5]	(0.57)[10]

Portfolio turnover (%)	127	70	32	82	97

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Period from 2-28-05 (inception date) to 12-31-05.

4	Based on the average daily shares outstanding.

5	Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the fund, which amounted to $0.03 per share and 0.27% of average net assets.

6	Assumes dividend reinvestment.

7	Total returns would have been lower had certain expenses not been reduced during the periods shown.

8	Not annualized.

9	Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.

10	Annualized.

11	Less than $500,000.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%

$50,000 – $99,999	4.50%	4.71%

$100,000 – $249,999	3.50%	3.63%

$250,000 – $499,999	2.50%	2.56%

$500,000 – $999,999	2.00%	2.04%

$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, B, C, T, ADV, all R, I2 or I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, by accessing the fund’s Web site at www.jhfunds.com or by calling Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%

Next $1 – $5M above that	0.50%

Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a John Hancock fund’s Class A and T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual

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purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based or wrap investment products under a signed agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A, B and C shares of the fund is $2,500 except as follows:

•	Coverdell ESAs: $2,000

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•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Class B and C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same

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fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have

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engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $2,500 you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    640PN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Sovereign Investors Fund

PROSPECTUS 3–1–10

CLASS/TICKER     A / SOVIX      B / SOVBX      C / SOVCX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Sovereign Investors Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

11	Choosing a share class

12	How sales charges are calculated

12	Sales charge reductions and waivers

13	Opening an account

15	Buying shares

16	Selling shares

18	Transaction policies

20	Dividends and account policies

21	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Sovereign Investors Fund

Investment objective

To seek long-term growth of capital and income without assuming undue market risks.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 12 to 13 of the prospectus under “Sales charge reductions and waivers” or pages 76 to 80 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees (%)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	—	—

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual fund operating expenses (%)	Class A	Class B	Class C

Management fee	0.60	0.60	0.60

Distribution and service (12b-1) fees	0.30	1.00	1.00

Other expenses[1]	0.41	0.41	0.41

Total annual fund operating expenses	1.31	2.01	2.01

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.44% for Classes A, B and C.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C

Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	627	627	704	204	304	204

3 Years	894	894	930	630	630	630

5 Years	1,182	1,182	1,283	1,083	1,083	1,083

10 Years	2,000	2,000	2,157	2,157	2,338	2,338

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the S&P 500 Index. On December 31, 2009 that range was $1.1 million to $323.7 billion.

At least 65% of the fund’s stock investments are “dividend performers” — companies whose dividend payments have increased steadily for ten years. In managing the fund, the subadviser uses fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The subadviser

Sovereign Investors Fund – Fund summary

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generally visits companies to evaluate the strength and consistency of their management strategy. Finally, the subadviser looks for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C by S&P or Moody’s and their unrated equivalents.

The fund typically invests in U.S. companies, but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Past performance

Calendar year total returns These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class A shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax- advantaged investment plan.

Sovereign Investors Fund – Fund summary

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Calendar year total returns — Class A (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
4.08	−6.06	−18.68	19.55	5.23	2.28	14.67	7.83	−30.87	23.64

Total return The fund’s total return for the year ended December 31, 2009 was 23.64%.

Best quarter: Q3 ’09, 14.13%

Worst quarter: Q4 ’08, −18.52%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class A before tax	17.43	0.53	0.27

After tax on distributions	16.96	−0.61	−0.82

After tax on distributions, with sale	11.29	0.41	−0.01

Class B before tax	17.79	0.57	0.22

Class C before tax	21.73	0.86	0.08

S&P 500 Index	26.46	0.42	−0.95

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Barry H. Evans, CFA
President and chief fixed-income officer

Joined fund team in 1996

Christopher P. O’Keefe, CFA
Vice president

Joined fund team in 2007

Christopher J. Perry, CFA
Vice president

Joined fund team in 2007

John F. Snyder III
Executive vice president

Joined fund team in 1983

Purchase and sale of fund shares

The minimum initial investment requirement for Class A, B and C shares of the fund is $2,500, except for Coverdell ESAs it is $2,000 and group investments it is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-225-5291.

Taxes

The fund typically declares and pays income dividends quarterly and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Sovereign Investors Fund – Fund summary

4

 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $750 million	0.60%

Next $750 million	0.55%

Next $1.0 billion	0.50%

Excess over $2.5 billion	0.45%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.60% of net assets.

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Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Barry H. Evans, CFA

•	President and chief fixed-income officer

•	Joined fund team in 1996

•	Investment strategy and decisions

•	Senior vice president, chief fixed-income officer and chief operating officer, JHA (1986–2005)

•	Began business career in 1986

Christopher P. O’Keefe, CFA

•	Vice president

•	Joined fund team in 2007

•	Analysis of specific issuers

•	Began business career in 1987

Christopher J. Perry, CFA

•	Vice president

•	Joined fund team in 2007

•	Analysis of specific issuers

•	Portfolio manager and senior security analyst, Turner Investment Partners (1998-2005)

•	Began business career in 1990

John F. Snyder III

•	Executive vice president

•	Joined fund team in 1983

•	Investment strategy and decisions

•	Executive vice president, JHA (1991-2005)

•	Began business career in 1971

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS A SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]		12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$12.88	$18.29		$18.94	$18.51	$19.54	$18.74

Net investment income[3]	0.14	0.16		0.21	0.20	0.18	0.17

Net realized and unrealized gain (loss) on investments	0.96	(4.93)		1.29	2.51	0.27	0.80

Total from investment operations	1.10	(4.77)		1.50	2.71	0.45	0.97

Less distributions

From net investment income	(0.14)	(0.17)		(0.21)	(0.21)	(0.18)	(0.17)

From net realized gain	—	(0.47)		(1.94)	(2.07)	(1.30)	—

Total Distributions	(0.14)	(0.64)		(2.15)	(2.28)	(1.48)	(0.17)

Net asset value, end of year	$13.84	$12.88		$18.29	$18.94	$18.51	$19.54

Total return[4] (%)	8.75 [5]	26.71	[6]	7.83	14.67 [5]	2.28 [5]	5.23

Ratios and supplemental data

Net assets, end of year (in millions)	$491	$493		$758	$810	$818	$936

Ratios (as a percentage of average net assets):

Expenses before reductions	1.34	1.20	[7]	1.14	1.17	1.20	1.20

Expenses net of fee waivers	1.33	1.20	[7]	1.14	1.16	1.19	1.20

Expenses net of fee waivers and credits	1.33	1.20	[7]	1.14	1.16	1.19	1.20

Net investment income	1.13	1.19	[7]	1.04	1.04	0.92	0.91

Portfolio turnover (%)	101	64		46	36	30	20

CLASS B SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$12.83	$18.23	$18.89	$18.46	$19.49	$18.71

Net investment income[3]	0.06	0.06	0.07	0.07	0.04	0.03

Net realized and unrealized gain (loss) on investments	0.95	(4.91)	1.28	2.50	0.27	0.80

Total from investment operations	1.01	(4.85)	1.35	2.57	0.31	0.83

Less distributions

From net investment income	(0.06)	(0.08)	(0.07)	(0.07)	(0.04)	(0.05)

From net realized gain	—	(0.47)	(1.94)	(2.07)	(1.30)	—

Total Distributions	(0.06)	(0.55)	(2.01)	(2.14)	(1.34)	(0.05)

Net asset value, end of year	$13.78	$12.83	$18.23	$18.89	$18.46	$19.49

Total return[4] (%)	7.95 [5]	(27.14)[6]	7.05	13.92 [5]	1.57 [5]	4.45

Ratios and supplemental data

Net assets, end of year (in millions)	$34	$43	$79	$111	$155	$232

Ratios (as a percentage of average net assets):

Expenses before reductions	2.05	1.90 [7]	1.85	1.87	1.90	1.90

Expenses net of fee waivers	2.04	1.90 [7]	1.84	1.86	1.89	1.90

Expenses net of fee waivers and credits	2.04	1.90 [7]	1.84	1.86	1.89	1.90

Net investment income	0.46	0.47 [7]	0.33	0.34	0.21	0.18

Portfolio turnover (%)	101	64	46	36	30	20

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Financial highlights, continued

CLASS C SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$12.86	$18.27	$18.92	$18.49	$19.52	$18.73

Net investment income[3]	0.05	0.07	0.07	0.07	0.04	0.04

Net realized and unrealized gain (loss) on investments	0.96	(4.93)	1.29	2.50	0.27	0.80

Total from investment operations	1.01	(4.86)	1.36	2.57	0.31	0.84

Less distributions

From net investment income	(0.06)	(0.08)	(0.07)	(0.07)	(0.04)	(0.05)

From net realized gain	—	(0.47)	(1.94)	(2.07)	(1.30)	—

Total Distributions	(0.06)	(0.55)	(2.01)	(2.14)	(1.34)	(0.05)

Net asset value, end of year	$13.81	$12.86	$18.27	$18.92	$18.49	$19.52

Total return[4] (%)	7.93 [5]	(27.13)[6]	7.10 [5]	13.90 [5]	1.57 [5]	4.50

Ratios and supplemental data

Net assets, end of year (in millions)	$13	$9	$15	$15	$17	$27

Ratios (as a percentage of average net assets):

Expenses before reductions	2.03	1.90 [7]	1.85	1.87	1.90	1.90

Expenses net of fee waivers	2.02	1.90 [7]	1.84	1.86	1.89	1.90

Expenses net of fee waivers and credits	2.02	1.90 [7]	1.84	1.86	1.89	1.90

Net investment income	0.39	0.48 [7]	0.34	0.34	0.21	0.19

Portfolio turnover (%)	101	64	46	36	30	20

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Not annualized.

7	Annualized.

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 Your account

Choosing a share class

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	A front-end sales charge, as described in the section “How sales charges are calculated.”

•	Distribution and service (Rule 12b-1) fees of 0.30%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a), or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code), that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock-sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John

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Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class A sales charges are as follows:

	As a % of	As a % of
Your investment	offering price*	your investment

Up to $49,999	5.00%	5.26%

$50,000 – $99,999	4.50%	4.71%

$100,000 – $249,999	3.50%	3.63%

$250,000 – $499,999	2.50%	2.56%

$500,000 – $999,999	2.00%	2.04%

$1,000,000 and over	See below

*	Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, B, C, T, ADV, all R, I2 or I shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in an individual retirement account or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the fund’s Web site at www.jhfunds.com. You may also consult your broker or financial adviser, or refer to the section entitled “Initial sales charge on Class A shares” in the fund’s SAI. You may request an SAI from your broker or financial adviser, by accessing the fund’s Web site at www.jhfunds.com or by calling Signature Services at 1-800-225-5291.

Investments of $1 million or more

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on $1 million investments or more

CDSC on shares
Your investment	being sold

First $1M – $4,999,999	1.00%

Next $1 – $5M above that	0.50%

Next $1 or more above that	0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Reducing your Class A sales charges

There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

•	Accumulation Privilege — lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

•	Letter of Intention — lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a John Hancock fund’s Class A and T shares during the next 13 months. The calculation of this amount would include accumulations and combinations as well as your current holdings of all classes of John Hancock funds, which include any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual

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purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

•	Combination Privilege — lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction, you must complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.

To utilize this privilege, you must contact your financial representative or Signature Services.

Waivers for certain investors

Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:

•	selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

•	financial representatives utilizing fund shares in certain eligible retirement platforms, fee-based or wrap investment products under a signed agreement with the distributor

•	fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

•	individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

•	individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a Roth IRA

•	individuals recharacterizing assets from an IRA, Roth IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

•	participants in certain 529 plans that have a signed agreement with the distributor (one-year CDSC may apply)

•	participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	participants rolling over (directly or within 60 days after distribution) from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments

•	individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

•	exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)

•	dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investment for Class A, B and C shares of the fund is $2,500 except as follows:

•	Coverdell ESAs: $2,000

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•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service.
• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges. The registration for both accounts must be identical.

Class B and C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same

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fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have

Sovereign Investors Fund – Your account

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engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sovereign Investors Fund – Your account

20

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts

If the value of your account is less than $2,500 you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    290PN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Balanced Fund

CLASS/TICKER I / SVBIX

Prospectus
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Balanced Fund

5	Additional investment strategies

5	Risks of investing

8	Who’s who

10	Financial highlights

11	Who can buy shares

11	Opening an account

12	Buying shares

13	Selling shares

15	Transaction policies

17	Dividends and account policies

18	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Balanced Fund

Investment objective

To seek current income, long-term growth of capital and income and preservation of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class I

None

Annual fund operating expenses (%)	Class I

Management fee	0.60

Other expenses[1]	0.16

Total annual fund operating expenses	0.76

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.19%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	78

3 Years	243

5 Years	422

10 Years	942

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities. The fund allocates its investments among a diversified mix of debt and equity securities.

With regard to the fund’s equity securities, the subadviser looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The subadviser uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The subadviser then looks for a positive catalyst in a company’s near-term outlook that it believes will accelerate earnings or improve the value of the company’s assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company’s products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The subadviser also considers an issuer’s dividend-paying prospects and overall financial strength.

Balanced Fund – Fund summary

2

The fund’s debt securities are used to enhance current income and provide some added stability. The fund’s investments in bonds of any maturity are primarily investment grade (rated BBB or above by S&P or Baa or above by Moody’s and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C by S&P or Moody’s and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). The fund may invest up to 50% of assets in mortgage-backed securities.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class I shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class I shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Balanced Fund – Fund summary

3

The Barclay’s Capital U.S. Aggregate Bond Index is included as an additional broad-based market index.

Calendar year total returns — Class I (%)

2003	2004	2005	2006	2007	2008	2009
18.87	7.31	14.02	14.29	23.89	−25.10	24.81

Total return The fund’s total return for the year ended December 31, 2009 was 24.81%.

Best quarter: Q2 ’09, 11.38%

Worst quarter: Q3 ’08, −13.98%

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-09			3-1-02

Class I before tax	24.81	8.58	6.12

After tax on distributions	24.00	7.19	4.88

After tax on distributions, with sale	16.08	6.71	4.60

S&P 500 Index	26.46	0.42	1.78

Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	5.36

Barclays Capital Government/Credit Bond Index[1]	4.52	4.71	5.38

1	As of December 9, 2009, the fund replaced the Barclays Capital Government/Credit Bond Index with the Barclays Capital U.S. Aggregate Bond Index, which better reflects that portion of the fund’s investment strategy of investing in fixed-income securities.

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Jeffrey N. Given, CFA
Vice president

Joined fund team in 2006

Roger C. Hamilton
Senior vice president

Joined fund team in 2003

Timothy M. Malloy
Senior vice president

Joined fund team in 2006

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends quarterly and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

Balanced Fund – Fund summary

4

 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Balanced Fund – Fund details

5

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a

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compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $2 billion	0.60%

Excess over $2 billion	0.55%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.60% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Jeffrey N. Given, CFA

•	Vice president

•	Joined fund team in 2006

•	Second vice president, JHA (1993–2005)

•	Began business career in 1993

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2003

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

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Timothy M. Malloy

•	Senior vice president

•	Joined fund team in 2006

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS I SHARES
Per share operating performance period ended	10-31-09		10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$11.33		$15.67	$13.40	$12.61	$11.67	$11.15

Net investment income[3]	0.23		0.24	0.32	0.24	0.19	0.25

Net realized and unrealized gain (loss) on investments	2.25		(4.36)	2.85	1.54	1.43	0.55

Total from investment operations	2.48		(4.12)	3.17	1.78	1.62	0.80

Less distributions

From net investment income	(0.27)		(0.22)	(0.31)	(0.26)	(0.23)	(0.28)

From net realized gain	—		—	(0.59)	(0.73)	(0.45)	—

Total distributions	(0.27)		(0.22)	(0.90)	(0.99)	(0.68)	(0.28)

Net asset value, end of year	$13.54		$11.33	$15.67	$13.40	$12.61	$11.67

Total return (%)[4,5]	22.23		(26.60)[6]	23.89	14.29	14.02	7.31

Ratios and supplemental data

Net assets, end of year (in millions)	$92		$74	$30	$4	$7	$6

Ratios (as a percentage of average net assets):

Expenses before reductions	0.79	[7]	0.75 [8]	0.77	0.80	0.84	0.83

Expenses net of fee waivers	0.79	[7]	0.75 [8]	0.77	0.80	0.84	0.83

Expenses net of fee waivers and credits	0.79	[7]	0.75 [8]	0.77	0.80	0.84	0.83

Net investment income	1.98		2.01 [8]	2.06	1.81	1.63	2.25

Portfolio turnover (%)	100		95	43	60	88	56

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Not annualized.

7	Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

8	Annualized.

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 Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares. See “Opening an account”:

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Investment companies, both affiliated and not affiliated with the adviser

•	Investors who participate in fee-based, wrap and other investment platform programs

•	Any entity that is considered a corporation for tax purposes

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.
• Log on to the Web site below to process exchanges between funds.

• Call EASI-Line for automated service.

• You may exchange Class I shares for other Class I shares or Money Market Class A shares.

• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

• Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:
• Most accounts

Amounts up to $5 million:
• Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

• Call EASI-Line for automated service.

• Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

• To place your request with a representative at John Hancock Funds, call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days, or your financial representative.

• Redemption proceeds exceeding $100,000 must be wired to your designated bank account.

• Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion Signature Guarantee. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).
• To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Amounts of $5 million or more will be wired on the next business day.

• Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
• Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Call EASI-Line for automated service.

• You may only exchange Class I shares for other Class I shares or Money Market fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for

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information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

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nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    36IPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Global Opportunities Fund

CLASS/TICKER I / JGPIX

Prospectus
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Global Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Global Opportunities Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

10	Who can buy shares

10	Opening an account

11	Buying shares

12	Selling shares

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Global Opportunities Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class I

None

Annual fund operating expenses (%)	Class I

Management fee	0.85

Other expenses[1]	0.47

Total annual fund operating expenses	1.32

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.51%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	134

3 Years	418

5 Years	723

10 Years	1,590

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 210% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests in a diversified portfolio consisting primarily of global (U.S. and foreign) equity securities of any size. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser emphasizes a value-oriented bottom-up approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadviser uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

Under normal market conditions, the fund will invest at least 40% of its assets in the securities of foreign issuers. The fund may invest up to 20% of assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Global Opportunities Fund – Fund summary

2

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class I shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class I shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Calendar year total returns — Class I (%)

2006	2007	2008	2009
23.74	33.48	−50.78	93.65

Total return The fund’s total return for the year ended December 31, 2009 was 93.65%.

Best quarter: Q2 ’09, 38.89%

Worst quarter: Q3 ’08, −32.50%

Global Opportunities Fund – Fund summary

3

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		2-28-05

Class I before tax	93.65	13.88

After tax on distributions	92.31	12.23

After tax on distributions, with sale	60.85	11.16

S&P Global BMI Index	37.76	3.80

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Christopher C. Arbuthnot, CFA
Portfolio manager

Joined fund team in 2008

Roger C. Hamilton
Senior vice president

Joined fund team in 2008

Timothy M. Malloy
Senior vice president

Managed fund since inception in 2005

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

Global Opportunities Fund – Fund summary

4

 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or

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change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component,

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adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $500 million	0.850%

Next $500 million	0.825%

Excess over $1 billion	0.800%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.85% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant

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decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Christopher C. Arbuthnot, CFA

•	Portfolio manager

•	Joined fund team in 2008

•	Equity analyst, MFC Global (U.S.) (2006-2007)

•	Began business career in 1998

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2008

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Managed fund since inception in 2005

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS I SHARES
Per share operating performance period ended	10-31-09		10-31-08[1]		12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$8.55		$17.11		$13.21	$11.60	$10.00

Net investment income[4]	0.01		0.08		0.02	0.02	0.03

Net realized and unrealized gain (loss) on investments	6.03		(8.64)		4.39	2.74	1.88

Total from investment operations	6.04		(8.56)		4.41	2.76	1.91

Less distributions

From net investment income	(0.60)		—		—	(0.04)	—

From net realized gain	(0.03)		—		(0.51)	(1.11)	(0.31)

Total distributions	(0.63)		—		(0.51)	(1.15)	(0.31)

Net asset value, end of year	$13.96		$8.55		$17.11	$13.21	$11.60

Total return[6] (%)	77.19	[5]	(50.03)[7]		33.48 [5]	23.74 [5]	19.15	[5,7]

Ratios and supplemental data

Net assets, end of year (in millions)	$23		$8		$2	— [8]	—	[8]

Ratios (as a percentage of average net assets):

Expenses before reductions	1.36	[9]	1.18	[10]	1.74	1.93	2.58	[10]

Expenses net of fee waivers	1.17	[9]	1.06	[10]	1.09	1.05	1.05	[10]

Expenses net of fee waivers and credits	1.17	[9]	1.06	[10]	1.09	1.05	1.05	[10]

Net investment income	0.10		0.62	[10]	0.15	0.12	0.33	[10]

Portfolio turnover (%)	210		167		114	61	77

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Period from 2-28-05 (inception date) to 12-31-05.

3	Audited by previous independent registered public accounting firm.

4	Based on the average daily shares outstanding.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Assumes dividend reinvestment.

7	Not annualized.

8	Less than $500,000.

9	Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

10	Annualized.

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 Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares. See “Opening an account”:

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Investment companies, both affiliated and not affiliated with the adviser

•	Investors who participate in fee-based, wrap and other investment platform programs

•	Any entity that is considered a corporation for tax purposes

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.
• Log on to the Web site below to process exchanges between funds.

• Call EASI-Line for automated service.

• You may exchange Class I shares for other Class I shares or Money Market Class A shares.

• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

• Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:
• Most accounts

Amounts up to $5 million:
• Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

• Call EASI-Line for automated service.

• Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

• To place your request with a representative at John Hancock Funds, call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days, or your financial representative.

• Redemption proceeds exceeding $100,000 must be wired to your designated bank account.

• Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion Signature Guarantee. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).
• To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Amounts of $5 million or more will be wired on the next business day.

• Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
• Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Call EASI-Line for automated service.

• You may only exchange Class I shares for other Class I shares or Money Market fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for

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information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

Global Opportunities Fund – Your account

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nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    69IPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Large Cap Equity Fund

CLASS/TICKER I / JLVIX

Prospectus
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Large Cap Equity Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

10	Who can buy shares

10	Opening an account

11	Buying shares

12	Selling shares

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Large Cap Equity Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class I

None

Annual fund operating expenses (%)	Class I

Management fee	0.62

Other expenses[1]	0.19

Total annual fund operating expenses	0.81

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.22%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	83

3 Years	259

5 Years	450

10 Years	1,002

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those companies in the capitalization range of the S&P 500 Index, which was $1.1 million to $323.7 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser looks for companies that are undervalued and/or offer the potential for above-average earnings growth. The subadviser employs a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies in a broad range of industries. The fund may focus on particular sectors of the economy. The subadviser also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

Large Cap Equity Fund – Fund summary

2

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents. In selecting bonds, the subadviser looks for the most favorable risk/return ratios.

The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class I shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class I shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

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Calendar year total returns — Class I (%)

2002	2003	2004	2005	2006	2007	2008	2009
−37.55	24.85	4.68	16.75	20.78	34.36	−36.57	34.27

Total return The fund’s total return for the year ended December 31, 2009 was 34.27%.

Best quarter: Q2 ’09, 16.33%

Worst quarter: Q4 ’08, −23.73%

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-09			3-1-01

Class I before tax	34.27	10.04	2.50

After tax on distributions	34.00	9.67	2.09

After tax on distributions, with sale	22.27	8.51	1.90

S&P 500 Index	26.46	0.42	0.68

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Roger C. Hamilton
Senior vice president

Joined fund team in 2004

Timothy M. Malloy
Senior vice president

Joined fund team in 2006

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $3 billion	0.625%

Excess over $3 billion	0.600%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.62% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

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Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2004

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Joined fund team in 2006

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS I SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]		12-31-07	12-31-06	12-31-05[2]		12-31-04[2]

Net asset value, beginning of year	$18.91	$29.28		$21.80	$18.05	$15.46		$14.87

Net investment income[3]	0.14	0.09		0.19	0.11	0.06		0.15

Net realized and unrealized gain (loss) on investments	4.00	(10.46)		7.30	3.64	2.53		0.54

Total from investment operations	4.14	(10.37)		7.49	3.75	2.59		0.69

Less distributions

From net investment income	(0.72)	—		(0.01)	—	—		(0.10)

Total distributions	(0.72)	—		(0.01)	—	—		(0.10)

Net asset value, end of year	$22.33	$18.91		$29.28	$21.80	$18.05		$15.46

Total return[4] (%)	23.21 [5]	(35.42)[5,6]		34.36	20.78	16.75		4.68

Ratios and supplemental data

Net assets, end of year (in millions)	$195	$174		$271	$4	—	[7]	— [7]

Ratios (as a percentage of average net assets):

Expenses before reductions	0.84	0.74	[8]	0.76	0.77	0.78		0.79

Expenses net of fee waivers	0.84	0.74	[8]	0.75	0.77	0.78		0.79

Expenses net of fee waivers and credits	0.84	0.74	[8]	0.75	0.77	0.78		0.79

Net investment income	0.75	0.36	[8]	0.69	0.54	0.35		0.98

Portfolio turnover (%)	120	113		40	78	74		97

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Not annualized.

7	Less than $500,000.

8	Annualized.

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 Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares. See “Opening an account”:

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Investment companies, both affiliated and not affiliated with the adviser

•	Investors who participate in fee-based, wrap and other investment platform programs

•	Any entity that is considered a corporation for tax purposes

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.
• Log on to the Web site below to process exchanges between funds.

• Call EASI-Line for automated service.

• You may exchange Class I shares for other Class I shares or Money Market Class A shares.

• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

Large Cap Equity Fund – Your account

11

Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

• Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:
• Most accounts

Amounts up to $5 million:
• Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

• Call EASI-Line for automated service.

• Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

• To place your request with a representative at John Hancock Funds, call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days, or your financial representative.

• Redemption proceeds exceeding $100,000 must be wired to your designated bank account.

• Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion Signature Guarantee. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).
• To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Amounts of $5 million or more will be wired on the next business day.

• Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
• Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Call EASI-Line for automated service.

• You may only exchange Class I shares for other Class I shares or Money Market fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

Large Cap Equity Fund – Your account

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

Large Cap Equity Fund – Your account

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for

Large Cap Equity Fund – Your account

14

information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

Large Cap Equity Fund – Your account

15

nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Large Cap Equity Fund – Your account

16

Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    50IPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Small Cap Intrinsic Value Fund

CLASS/TICKER I / JHIIX

Prospectus
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Small Cap Intrinsic Value Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

10	Who can buy shares

10	Opening an account

11	Buying shares

12	Selling shares

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Small Cap Intrinsic Value Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class I

None

Annual fund operating expenses (%)	Class I

Management fee	0.90

Other expenses[1]	0.33

Total annual fund operating expenses	1.23

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.52%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	125

3 Years	390

5 Years	676

10 Years	1,489

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies. The fund considers small-capitalization companies to be those companies in the capitalization range of the Russell 2000 Index, which was $13.3 million to $5.0 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser emphasizes a value-oriented “bottom-up” approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadviser uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in companies involved in managing corporate restructuring or pending acquisitions.

Small Cap Intrinsic Value Fund – Fund summary

2

The fund may invest up to 35% of its total assets in foreign securities. The fund may invest up to 20% of its total assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class I shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class I shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

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Calendar year total returns — Class I (%)

2006	2007	2008	2009
29.55	10.39	−58.35	68.70

Total return The fund’s total return for the year ended December 31, 2009 was 68.70%.

Best quarter: Q2 ’09, 25.44%

Worst quarter: Q4 ’08, −36.70%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		2-28-05

Class I before tax	68.70	3.51

After tax on distributions	68.22	2.27

After tax on distributions, with sale	44.62	2.30

Russell 2000 Index	27.17	1.07

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Roger C. Hamilton
Senior vice president

Joined fund team in 2008

Timothy M. Malloy
Senior vice president

Managed fund since inception in 2005

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or

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change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component,

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adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

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Annual
Average Daily Net Assets	Rate

First $1 billion	0.90%

Excess over $1 billion	0.85%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.90% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2008

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Managed fund since inception in 2005

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS I SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]		12-31-07	12-31-06	12-31-05[2,3]

Net asset value, beginning of year	$7.06	$14.85		$13.80	$10.89	$10.00

Net investment income (loss)[4]	(0.05)	0.05		0.09	(0.03)[5]	0.02

Net realized and unrealized gain (loss) on investments	2.31	(7.84)		1.34	3.24	1.72

Total from investment operations	2.26	(7.79)		1.43	3.21	1.74

Less distributions

From net investment income	(0.07)	—		(0.01)	—	—

From net realized gain	(0.23)	—		(0.37)	(0.30)	(0.85)

Total distributions	(0.30)	—		(0.38)	(0.30)	(0.85)

Net asset value, end of year	$9.02	$7.06		$14.85	$13.80	$10.89

Total return[6] (%)	34.11	(52.46)[7]		10.39	29.55 [8]	17.58	[7,8]

Ratios and supplemental data

Net assets, end of year (in millions)	$16	$20		$82	$1	—	[9]

Ratios (as a percentage of average net assets):

Expenses before reductions	1.42 [10]	1.06	[11]	1.10	1.78	4.59	[11]

Expenses net of fee waivers	1.42 [10]	1.06	[11]	1.09	1.20	1.15	[11]

Expenses net of fee waivers and credits	1.42 [10]	1.06	[11]	1.09	1.20	1.15	[11]

Net investment income (loss)	(0.65)	0.43	[11]	0.57	(0.27)[5]	0.22	[11]

Portfolio turnover (%)	127	70		32	82	97

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Period from 2-28-05 (inception date) to 12-31-05.

4	Based on the average daily shares outstanding.

5	Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the fund, which amounted to $0.03 per share and 0.27% of average net assets.

6	Assumes dividend reinvestment.

7	Not annualized.

8	Total returns would have been lower had certain expenses not been reduced during the periods shown.

9	Less than $500,000.

10	Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.

11	Annualized.

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 Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares. See “Opening an account”:

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Investment companies, both affiliated and not affiliated with the adviser

•	Investors who participate in fee-based, wrap and other investment platform programs

•	Any entity that is considered a corporation for tax purposes

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.
• Log on to the Web site below to process exchanges between funds.

• Call EASI-Line for automated service.

• You may exchange Class I shares for other Class I shares or Money Market Class A shares.

• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

• Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:
• Most accounts

Amounts up to $5 million:
• Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

• Call EASI-Line for automated service.

• Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

• To place your request with a representative at John Hancock Funds, call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days, or your financial representative.

• Redemption proceeds exceeding $100,000 must be wired to your designated bank account.

• Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion Signature Guarantee. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).
• To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Amounts of $5 million or more will be wired on the next business day.

• Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
• Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Call EASI-Line for automated service.

• You may only exchange Class I shares for other Class I shares or Money Market fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for

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information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

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nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

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Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    64IPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Sovereign Investors Fund

▶ CLASS/TICKER I / SOIIX

PROSPECTUS
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Sovereign Investors Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

10	Who can buy shares

10	Opening an account

11	Buying shares

12	Selling shares

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Sovereign Investors Fund

Investment objective

To seek long-term growth of capital and income without assuming undue market risks.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class I

None

Annual fund operating expenses (%)	Class I

Management fee	0.60

Other expenses[1]	0.19

Total annual fund operating expenses	0.79

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.22%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class I

1 Year	81

3 Years	252

5 Years	439

10 Years	978

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its stock investments in a diversified portfolio of companies with market capitalizations within the range of the S&P 500 Index. On December 31, 2009 that range was $1.1 million to $323.7 billion.

At least 65% of the fund’s stock investments are “dividend performers” — companies whose dividend payments have increased steadily for ten years. In managing the fund, the subadviser uses fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industry-wide growth. The subadviser generally visits companies to evaluate the strength and consistency of their management strategy. Finally, the subadviser looks for stocks that are reasonably priced relative to their earnings and industry.

The fund may not invest more than 5% of assets in any one security. The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C by S&P or Moody’s and their unrated equivalents.

The fund typically invests in U.S. companies, but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indexes).

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Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class I shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class I shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

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Calendar year total returns — Class I (%)

2004	2005	2006	2007	2008	2009
5.73	2.76	15.21	8.35	−30.45	24.19

Total return The fund’s total return for the year ended December 31, 2009 was 24.19%.

Best quarter: Q3 ’09, 14.34%

Worst quarter: Q4 ’08, −18.34%

Average annual total returns (%)	1 Year	5 Year	Inception

as of 12-31-09			12-1-03

Class I before tax	24.19	2.07	3.26

After tax on distributions	23.49	0.63	1.97

After tax on distributions, with sale	15.67	1.50	2.52

S&P 500 Index	26.46	0.42	2.73

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Barry H. Evans, CFA
President and chief fixed-income officer

Joined fund team in 1996

Christopher P. O’Keefe, CFA
Vice president

Joined fund team in 2007

Christopher J. Perry, CFA
Vice president

Joined fund team in 2007

John F. Snyder III
Executive vice president

Joined fund team in 1983

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends quarterly and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $750 million	0.60%

Next $750 million	0.55%

Next $1.0 billion	0.50%

Excess over $2.5 billion	0.45%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.60% of net assets.

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Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Barry H. Evans, CFA

•	President and chief fixed-income officer

•	Joined fund team in 1996

•	Investment strategy and decisions

•	Senior vice president, chief fixed-income officer and chief operating officer, JHA (1986–2005)

•	Began business career in 1986

Christopher P. O’Keefe, CFA

•	Vice president

•	Joined fund team in 2007

•	Analysis of specific issuers

•	Began business career in 1987

Christopher J. Perry, CFA

•	Vice president

•	Joined fund team in 2007

•	Analysis of specific issuers

•	Portfolio manager and senior security analyst, Turner Investment Partners (1998-2005)

•	Began business career in 1990

John F. Snyder III

•	Executive vice president

•	Joined fund team in 1983

•	Investment strategy and decisions

•	Executive vice president, JHA (1991-2005)

•	Began business career in 1971

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

This table details the financial performance of Class I shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS I SHARES
Per share operating performance period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05[2]	12-31-04[2]

Net asset value, beginning of year	$12.90	$18.29	$18.93	$18.51	$19.54	$18.74

Net investment income[3]	0.21	0.11	0.30	0.28	0.27	0.26

Net realized and unrealized gain (loss) on investments	0.96	(4.81)	1.29	2.52	0.27	0.80

Total from investment operations	1.17	(4.70)	1.59	2.80	0.54	1.06

Less distributions

From net investment income	(0.21)	(0.22)	(0.29)	(0.31)	(0.27)	(0.26)

From net realized gain	—	(0.47)	(1.94)	(2.07)	(1.30)	—

Total distributions	(0.21)	(0.69)	(2.23)	(2.38)	(1.57)	(0.26)

Net asset value, end of year	$13.86	$12.90	$18.29	$18.93	$18.51	$19.54

Total return[4] (%)	9.28	(26.36)[5]	8.35	15.21	2.76	5.73

Ratios and supplemental data

Net assets, end of year (in millions)	$4	$10	— [6]	— [6]	$3	$3

Ratios (as a percentage of average net assets):

Expenses before reductions	0.82	0.73 [7]	0.71	0.71	0.72	0.72

Expenses net of fee waivers	0.82	0.73 [7]	0.71	0.71	0.72	0.72

Expenses net of fee waivers and credits	0.82	0.73 [7]	0.71	0.71	0.72	0.72

Net investment income	1.77	1.02 [7]	1.54	1.44	1.40	1.38

Portfolio turnover (%)	101	64	46	36	30	20

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Audited by previous independent registered public accounting firm.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Not annualized.

6	Less than $500,000.

7	Annualized.

Sovereign Investors Fund – Fund details

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 Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors, as noted below, if they also meet the minimum initial investment requirement for purchases of Class I shares. See “Opening an account”:

•	Retirement and other benefit plans

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Investment companies, both affiliated and not affiliated with the adviser

•	Investors who participate in fee-based, wrap and other investment platform programs

•	Any entity that is considered a corporation for tax purposes

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The fund may waive the minimum initial investment for other categories of investors at its discretion. There are no minimum investment requirements for subsequent purchases to existing accounts.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.
• Log on to the Web site below to process exchanges between funds.

• Call EASI-Line for automated service.

• You may exchange Class I shares for other Class I shares or Money Market Class A shares.

• Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares

To sell some or all of your shares

By letter
• Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

• Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone
Amounts up to $100,000:
• Most accounts

Amounts up to $5 million:
• Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

• Call EASI-Line for automated service.

• Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

• To place your request with a representative at John Hancock Funds, call Signature Services between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days, or your financial representative.

• Redemption proceeds exceeding $100,000 must be wired to your designated bank account.

• Redemption proceeds exceeding $100,000 and sent by check will require a letter of instruction with a Medallion Signature Guarantee. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).
• To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Amounts of $5 million or more will be wired on the next business day.

• Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange
• Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Call EASI-Line for automated service.

• You may only exchange Class I shares for other Class I shares or Money Market fund Class A shares.

• Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion Signature Guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Mutual Fund Operations John Hancock Signature Services, Inc. 30 Dan Road Canton, MA 02021	www.jhfunds.com	(24/7 automated service) 1-800-597-1897	1-888-972-8696

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Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A shares, shares may only be exchanged back to Class I shares.

Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for

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information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other

Sovereign Investors Fund – Your account

15

nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Sovereign Investors Fund – Your account

16

Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

Sovereign Investors Fund – Your account

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    29IPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Global Opportunities Fund

CLASS/TICKER NAV / JGPNX

Prospectus
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Global Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Global Opportunities Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

10	Who can buy shares

10	Class cost structure

10	Opening an account

10	Transaction policies

12	Dividends and account policies

13	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Global Opportunities Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class NAV

None

Annual fund operating expenses (%)	Class NAV

Management fee	0.85

Other expenses[1]	0.16

Total annual fund operating expenses	1.01

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.20%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class NAV

1 Year	103

3 Years	322

5 Years	558

10 Years	1,236

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 210% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests in a diversified portfolio consisting primarily of global (U.S. and foreign) equity securities of any size. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser emphasizes a value-oriented bottom-up approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadviser uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

Under normal market conditions, the fund will invest at least 40% of its assets in the securities of foreign issuers. The fund may invest up to 20% of assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Global Opportunities Fund – Fund summary

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Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class NAV shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class NAV shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Calendar year total returns — Class NAV (%)

2008	2009
−50.72	94.30

Total return The fund’s total return for the year ended December 31, 2009 was 94.30%.

Best quarter: Q2 ’09, 39.04%

Worst quarter: Q3 ’08, −32.48%

Global Opportunities Fund – Fund summary

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Average annual total returns (%)	1 Year	Inception

as of 12-31-09		10-29-07

Class NAV before tax	94.30	−1.94

After tax on distributions	92.87	−3.86

After tax on distributions, with sale	61.28	−2.85

S&P Global BMI Index	37.76	−11.85

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Christopher C. Arbuthnot, CFA
Portfolio manager

Joined fund team in 2008

Roger C. Hamilton
Senior vice president

Joined fund team in 2008

Timothy M. Malloy
Senior vice president

Managed fund since inception in 2005

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class NAV shares of the fund. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-344-1029.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

Global Opportunities Fund – Fund summary

4

 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or

Global Opportunities Fund – Fund details

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change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component,

Global Opportunities Fund – Fund details

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adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $500 million	0.850%

Next $500 million	0.825%

Excess over $1 billion	0.800%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.85% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant

Global Opportunities Fund – Fund details

7

decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Christopher C. Arbuthnot, CFA

•	Portfolio manager

•	Joined fund team in 2008

•	Equity analyst, MFC Global (U.S.) (2006-2007)

•	Began business career in 1998

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2008

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Managed fund since inception in 2005

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

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Financial highlights

This table details the financial performance of Class NAV shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class NAV
Per share operating performance period ended	10-31-09		10-31-08[1]		12-31-07[2]

Net asset value, beginning of year	$8.56		$17.12		$17.63

Net investment income (loss)[3]	0.03		0.06		(0.01)

Net realized and unrealized gain (loss) on investments	6.06		(8.62)		0.01

Total from investment operations	6.09		(8.56)		—

Less distributions

From net investment income	(0.60)		—		—

From net realized gain	(0.03)		—		(0.51)

Total distributions	(0.63)		—		(0.51)

Net asset value, end of year	$14.02		$8.56		$17.12

Total return[5] (%)	77.85	[4]	(50.00)[6]		0.07	[4,6]

Ratios and supplemental data

Net assets, end of year (in millions)	$5		$1		—	[7]

Ratios (as a percentage of average net assets):

Expenses before reductions	1.05	[8]	1.02	[9]	1.70	[9]

Expenses net of all fee waivers	1.05	[8]	0.97	[9]	1.05	[9]

Expenses net of all fee waivers and credits	1.05	[8]	0.97	[9]	1.05	[9]

Net investment income (loss)	0.25		0.51	[9]	(0.17)[9]

Portfolio turnover (%)	210		167		114	[10]

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Period from 10-29-07 (inception date) to 12-31-07.

3	Based on the average daily shares outstanding.

4	Total returns would have been lower had certain expenses not been reduced during the periods shown.

5	Assumes dividend reinvestment.

6	Not annualized.

7	Less than $500,000.

8	Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

9	Annualized.

10	Portfolio turnover shown is calculated for the full fiscal year.

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 Your account

Who can buy shares

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares are also sold to retirement plans and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.

Class cost structure

•	No sales charges

•	No distribution and service (12b-1) fees

Other share classes of the fund, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Class NAV shares do not pay sales commissions or 12b-1 fees. However, certain financial intermediaries (firms) may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Permitted entities generally may open an account and purchase Class NAV shares by contacting any broker-dealer, or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.

Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

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•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the NAV to be calculated after receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. The fund also reserves the right to redeem in kind.

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests

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made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31 by your plan’s recordkeeper.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some

Global Opportunities Fund – Your account

12

dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Funds 601 Congress Street Boston, MA 02210-2805

By phone: 1-800-344-1029

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    69NPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Small Cap Intrinsic Value Fund

CLASS/TICKER NAV / JSIFX

Prospectus
3–1–10

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Small Cap Intrinsic Value Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

10	Who can buy shares

10	Class cost structure

10	Opening an account

10	Transaction policies

12	Dividends and account policies

13	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Small Cap Intrinsic Value Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class NAV

None

Annual fund operating expenses (%)	Class NAV

Management fee	0.90

Other expenses[1]	0.09

Total annual fund operating expenses	0.99

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 0.29%.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class NAV

1 Year	101

3 Years	315

5 Years	547

10 Years	1,213

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies. The fund considers small-capitalization companies to be those companies in the capitalization range of the Russell 2000 Index, which was $13.3 million to $5.0 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser emphasizes a value-oriented “bottom-up” approach to individual stock selection. With the aid of proprietary financial models, the subadviser looks for companies that are selling at what appear to be substantial discounts to their long-term intrinsic values. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The subadviser uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, strong competitive positions and strong management. The fund may attempt to take advantage of short-term market volatility by investing in companies involved in managing corporate restructuring or pending acquisitions.

The fund may invest up to 35% of its total assets in foreign securities. The fund may invest up to 20% of its total assets in bonds of any maturity rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered junk bonds). The fund may make limited use of certain derivatives (investments whose value is based on securities, indexes or currencies).

Small Cap Intrinsic Value Fund – Fund summary

2

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class NAV shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/FundPerformance or by calling Signature Services at 1-800-344-1029 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class NAV shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Calendar year total returns — Class NAV (%)

2008	2009
−58.21	68.97

Total return The fund’s total return for the year ended December 31, 2009 was 68.97%

Small Cap Intrinsic Value Fund – Fund summary

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Best quarter: Q2 ’09, 25.36%

Worst quarter: Q4 ’08, −36.54%

Average annual total returns (%)	1 Year	Inception

as of 12-31-09		5-1-07

Class NAV before tax	68.97	−13.23

After tax on distributions	68.50	−14.04

After tax on distributions, with sale	44.80	−11.49

Russell 2000 Index	27.17	−8.15

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Roger C. Hamilton
Senior vice president

Joined fund team in 2008

Timothy M. Malloy
Senior vice president

Managed fund since inception in 2005

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class NAV shares of the fund. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-800-344-1029.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your sales person or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or

Small Cap Intrinsic Value Fund – Fund details

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change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component,

Small Cap Intrinsic Value Fund – Fund details

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adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

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Annual
Average Daily Net Assets	Rate

First $1 billion	0.90%

Excess over $1 billion	0.85%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.90% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2008

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Managed fund since inception in 2005

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

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Financial highlights

This table details the financial performance of Class NAV shares, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

Class NAV
Per share operating performance period ended	10-31-09	10-31-08[1]		12-31-07[2]

Net asset value, beginning of year	$7.07	$14.85		$15.73

Net investment income (loss)[3]	(0.03)	0.05		0.09

Net realized and unrealized gain (loss) on investments	2.32	(7.83)		(0.58)

Total from investment operations	2.29	(7.78)		(0.49)

Less distributions

From net investment income	(0.07)	—		(0.02)

From net realized gain	(0.23)	—		(0.37)

Total distributions	(0.30)	—		(0.39)

Net asset value, end of year	$9.06	$7.07		$14.85

Total return (%)[4,5]	34.52	(52.39)[6]		(3.05)[6]

Ratios and supplemental data

Net assets, end of year (in millions)	$108	$84		$181

Ratios (as a percentage of average net assets):

Expenses before reductions	1.18 [7]	0.99	[8]	0.94 [8]

Expenses net of all fee waivers	1.18 [7]	0.99	[8]	0.94 [8]

Expenses net of all fee waivers and credits	1.18 [7]	0.99	[8]	0.94 [8]

Net investment income (loss)	(0.45)	0.51	[8]	0.57 [8]

Portfolio turnover (%)	127	70		32 [9]

1	For the ten-month period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

2	Beginning of operations from 5-1-07 to 12-31-07.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Not annualized.

7	Includes the impact of proxy expenses and tax expense, which amounted to 0.03% and 0.16% of average net assets, respectively.

8	Annualized.

9	Portfolio turnover shown is calculated for the full fiscal year.

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 Your account

Who can buy shares

Class NAV shares are sold to certain affiliated funds, each of which is a fund of funds that invests in various other funds. Class NAV shares are also sold to retirement plans and to certain institutional investors, including the Education Trust of Alaska, the issuer of interests in the John Hancock Freedom 529 plan.

Class cost structure

•	No sales charges

•	No distribution and service (12b-1) fees

Other share classes of the fund, which have their own expense structures, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Class NAV shares do not pay sales commissions or 12b-1 fees. However, certain financial intermediaries (firms) may request, and the distributor may agree to make, payments out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Permitted entities generally may open an account and purchase Class NAV shares by contacting any broker-dealer, or other financial service firm authorized to sell Class NAV shares of the fund. There is no minimum initial investment for Class NAV shares.

Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

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•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the NAV to be calculated after receipt of your request in good order.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. The fund also reserves the right to redeem in kind.

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests

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made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper. Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31 by your plan’s recordkeeper.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some

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dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Funds 601 Congress Street Boston, MA 02210-2805

By phone: 1-800-344-1029

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    64NPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Balanced Fund

PROSPECTUS 3–1–10

CLASS/TICKER     R1 / JBAOX      R3 / JBAHX      R4 / JBAFX      R5 / JBAVX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Balanced Fund

6	Additional investment strategies

6	Risks of investing

9	Who’s who

11	Financial highlights

13	Who can buy shares

13	Class cost structure

13	Opening an account

14	Information for plan participants

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Balanced Fund

Investment objective

To seek current income, long-term growth of capital and income and preservation of capital.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class R1	Class R3	Class R4	Class R5

	None	None	None	None

Annual fund operating expenses (%)	Class R1	Class R3	Class R4	Class R5

Management fee	0.60	0.60	0.60	0.60

Distribution and service (12b-1) fees	0.50	0.50	0.25	0.00

Service plan fee	0.25	0.15	0.10	0.05

Other expenses[1]	1.50	1.55	0.88	1.39

Total annual fund operating expenses	2.85	2.80	1.83	2.04

Contractual expense reimbursement[2]	−1.22	−1.27	−0.60	−1.11

Net annual fund operating expenses	1.63	1.53	1.23	0.93

1	“Other expenses” shown exclude certain one time fees incurred in the prior fiscal year. Had these fees been included, “Other expenses” would have been 1.53%, 1.58%, 0.91%, and 1.42% for Class R1, Class R3, Class R4, and Class R5 shares, respectively.
2	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.63%, 1.53%, 1.23%, and 0.93% for Class R1, Class R3, Class R4, and Class R5 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. These expense limitations shall remain in effect until February 28, 2011, and thereafter until terminated by the adviser.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5

1 Year	166	156	125	95

3 Years	768	748	517	532

5 Years	1,396	1,366	934	996

10 Years	3,088	3,036	2,099	2,280

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities. The fund allocates its investments among a diversified mix of debt and equity securities.

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2

With regard to the fund’s equity securities, the subadviser looks for companies that appear to be undervalued compared to their historical valuations relative to the market. The subadviser uses fundamental financial analysis and proprietary financial models to identify companies of any size that are selling at a discount as measured by ratios such as price-to-book, price-to-earnings and price-to-sales.

The subadviser then looks for a positive catalyst in a company’s near-term outlook that it believes will accelerate earnings or improve the value of the company’s assets. These positive catalysts may include, but are not limited to: new, improved or unique products or services; new or rapidly expanding markets for the company’s products; new management; changes in the economic, financial, political or regulatory environment affecting the company; or a business strategy not recognized by the marketplace. The subadviser also considers an issuer’s dividend-paying prospects and overall financial strength.

The fund’s debt securities are used to enhance current income and provide some added stability. The fund’s investments in bonds of any maturity are primarily investment grade (rated BBB or above by S&P or Baa or above by Moody’s and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C by S&P or Moody’s and their unrated equivalents.

Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies). The fund may invest up to 50% of assets in mortgage-backed securities.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Medium and smaller company risk The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks.

Mortgage-backed and asset-backed securities risk Different types of mortgage-backed securities and asset-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class R1 shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and

Balanced Fund – Fund summary

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may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

October 5, 1992 is the inception date for the oldest Class of shares, Class A shares. Class R1, R3, R4 and R5 shares were first offered on September 8, 2008, the returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, R3, R4 and R5 shares, respectively.

The Barclay’s Capital U.S. Aggregate Bond Index is included as an additional broad-based market index.

Calendar year total returns — Class R1 (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
−2.24	−5.54	−18.41	17.91	6.53	13.05	13.42	23.00	−25.68	23.77

Total return The fund’s total return for the year ended December 31, 2009 was 23.77%.

Best quarter: Q2 ’09, 11.21%

Worst quarter: Q3 ’08, −14.19%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class R1 before tax	23.77	7.72	3.22

After tax on distributions	23.33	6.66	2.26

After tax on distributions, with sale	15.43	6.20	2.27

Class R3 before tax	23.91	7.84	3.33

Class R4 before tax	24.28	8.15	3.63

Class R5 before tax	24.67	8.47	3.94

S&P 500 Index	26.46	0.42	−0.95

Barclays Capital U.S. Aggregate Bond Index[1]	5.93	4.97	6.33

Barclays Capital Government/Credit Bond Index[1]	4.52	4.71	6.34

1	As of December 9, 2009, the fund replaced the Barclays Capital Government/Credit Bond Index with the Barclays Capital U.S. Aggregate Bond Index, which better reflects that portion of the fund’s investment strategy of investing in fixed-income securities.

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Jeffrey N. Given, CFA
Vice president

Joined fund team in 2006

Roger C. Hamilton
Senior vice president

Joined fund team in 2003

Timothy M. Malloy
Senior vice president

Joined fund team in 2006

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, R3, R4 and R5 shares of the fund. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Balanced Fund – Fund summary

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Taxes

The fund typically declares and pays income dividends quarterly and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Balanced Fund – Fund summary

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium and smaller company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

Mortgage-backed and asset-backed securities risk

Mortgage-backed securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments, and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the fund and not the purchase of shares of the fund.

Mortgage-backed securities are issued by lenders, such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property, or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments are likely to decline. Monthly interest payments received by a fund have a

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compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much, due to their prepayment feature.

Collateralized mortgage obligations (CMOs). A fund may invest in mortgage-backed securities called (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $2 billion	0.60%

Excess over $2 billion	0.55%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.60% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Jeffrey N. Given, CFA

•	Vice president

•	Joined fund team in 2006

•	Second vice president, JHA (1993–2005)

•	Began business career in 1993

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2003

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

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Timothy M. Malloy

•	Senior vice president

•	Joined fund team in 2006

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Second vice president, JHA (2004-2005)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS R1 SHARES
Per share operating performance period ended	10-31-09		10-31-08[1,2]

Net asset value, beginning of year	$11.35		$14.24

Net investment income[3]	0.12		0.01

Net realized and unrealized gain (loss) on investments	2.27		(2.86)

Total from investment operations	2.39		(2.85)

Less distributions

From net investment income	(0.17)		(0.04)

Net asset value, end of year	$13.57		$11.35

Total return (%)[4,5]	21.23		(20.06)[6]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[7]	—	[7]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.88	[8]	1.59	[9]

Expenses net of fee waivers	1.63	[8]	1.59	[9]

Expenses net of all fee waivers and credits	1.63	[8]	1.59	[9]

Net investment income	0.94		0.59	[9]

Portfolio turnover (%)	100		95

CLASS R3 SHARES
Per share operating performance period ended	10-31-09		10-31-08[1,2]

Net asset value, end of year	$11.35		$14.24

Net investment income[3]	0.13		0.01

Net realized and unrealized gain (loss) on investments	2.27		(2.86)

Total from investment operations	2.40		(2.85)

Less distributions

From net investment income	(0.18)		(0.04)

Net asset value, end of year	$13.57		$11.35

Total return (%)[4,5]	21.36		(20.04)[6]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[7]	—	[7]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.83	[8]	1.50	[9]

Expenses net of fee waivers	1.51	[8]	1.50	[9]

Expenses net of all fee waivers and credits	1.51	[8]	1.50	[9]

Net investment income	1.01		0.68	[9]

Portfolio turnover (%)	100		95

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Financial highlights, continued

Class R4
Per share operating performance period ended	10-31-09		10-31-08[1,2]

Net asset value, beginning of year	$11.34		$14.24

Net investment income[3]	0.10		0.01

Net realized and unrealized gain (loss) on investments	2.34		(2.85)

Total from investment operations	2.44		(2.84)

Less distributions

From net investment income	(0.21)		(0.06)

Net asset value, end of year	$13.57		$11.34

Total return (%)[4,5]	21.81		(20.04)[6]

Ratios and supplemental data

Net assets, end of year (in millions)	$1		—	[7]

Ratios (as a percentage of average net assets):

Expenses before reductions	1.86	[8]	1.22	[9]

Expenses net of fee waivers	1.23	[8]	1.22	[9]

Expenses net of all fee waivers and credits	1.23	[8]	1.22	[9]

Net investment loss	1.40		0.96	[9]

Portfolio turnover (%)	100		95

CLASS R5 SHARES
Per share operating performance period ended	10-31-09		10-31-08[1,2]

Net asset value, beginning of year	$11.34		$14.24

Net investment income[3]	0.23		0.02

Net realized and unrealized gain (loss) on investments	2.24		(2.85)

Total from investment operations	2.47		(2.83)

Less distributions

From net investment income	(0.25)		(0.07)

Net asset value, end of year	$13.56		$11.34

Total return (%)[4,5]	22.09		(19.98)[6]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[7]	—	[7]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.07	[8]	0.94	[9]

Expenses net of fee waivers	0.92	[8]	0.94	[9]

Expenses net of all fee waivers and credits	0.92	[8]	0.94	[9]

Net investment income	1.75		1.25	[9]

Portfolio turnover (%)	100		95

1	Period from 9-8-08 (inception date) to 10-31-08.

2	For the period ended October 31, 2008. The fund changed its fiscal year end from December 31 to October 31.

3	Based on the average daily shares outstanding.

4	Assumes dividend reinvestment.

5	Total returns would have been lower had certain expenses not been reduced during the periods shown.

6	Not annualized.

7	Less than $500,000.

8	Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

9	Annualized.

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 Your account

Who can buy shares

Class R1, R3, R4 and R5 shares are available to the following investors:

•	Qualified tuition programs under Section 529 (529 Plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates.

•	Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a), or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

•	Retirement Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

Except as noted above, Class R1, R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

Class R1, R3, R4 and R5 shares of the fund are sold without any front-end or deferred sales charges. Each of Class R1, R3 and R4 shares has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Class R5 shares do not have a Rule 12b-1 plan.

Class R1

•	Distribution and service (12b-1) fees of up to 0.50%

Class R3

•	Distribution and service (12b-1) fees of up to 0.50%

Class R4

•	Distribution and service (12b-1) fees of up to 0.25%

In addition to the 12b-1 plan, the fund has adopted service plans for Class R1, R3, R4 and R5 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R1 shares; 0.15% for Class R3 shares; 0.10% for Class R4 shares; and 0.05% for Class R5 shares.

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

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2	Determine if you are eligible by referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R1, R3, R4 or R5 of shares by contacting any broker-dealer or other financial service firm authorized to sell Class R1, R3, R4 or R5 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or record keeper. There is no minimum initial investment to purchase Class R1, R3, R4 or R5 shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The

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prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges

You may exchange your Class R1, R3, R4 or R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R1, R3, R4 or R5 shares, as applicable.

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect

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and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31, by your plan’s recordkeeper.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some

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dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. PO Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    36RPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

John Hancock
Large Cap Equity Fund

PROSPECTUS 3–1–10

CLASS/TICKER     R1 / JLCRX      R3 / JLCHX      R4 / JLCFX      R5 / JLCVX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Large Cap Equity Fund

5	Additional investment strategies

5	Risks of investing

7	Who’s who

9	Financial highlights

11	Who can buy shares

11	Class cost structure

11	Opening an account

12	Information for plan participants

12	Transaction policies

14	Dividends and account policies

15	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Large Cap Equity Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees are those fees paid directly from your investment.

Annual fund operating expenses are those expenses that you pay each year as a percentage of the value of your investment.

Shareholder fees	Class R1	Class R3	Class R4	Class R5

	None	None	None	None

Annual fund operating expenses (%)	Class R1	Class R3	Class R4	Class R5

Management fee	0.62	0.62	0.62	0.62

Distribution and service (12b-1) fees	0.50	0.50	0.25	0.00

Service plan fee	0.25	0.15	0.10	0.05

Other expenses[1]	0.24	0.24	0.24	0.24

Total annual fund operating expenses	1.61	1.51	1.21	0.91

1	“Other expenses” are estimated for the class’s first year of operations. Actual expenses may be different.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5

1 Year	164	154	123	93

3 Years	508	477	384	290

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies. The fund considers large-capitalization companies to be those companies in the capitalization range of the S&P 500 Index, which was $1.1 million to $323.7 billion as of December 31, 2009. Equity securities include common and preferred stocks and their equivalents.

In managing the fund, the subadviser looks for companies that are undervalued and/or offer the potential for above-average earnings growth. The subadviser employs a combination of proprietary financial models and bottom-up, fundamental financial research to identify companies that are selling at what appear to be substantial discounts to their long-term intrinsic value. These companies often have identifiable catalysts for growth, such as new products, business reorganizations or mergers.

The fund manages risk by typically holding between 50 and 150 large companies in a broad range of industries. The fund may focus on particular sectors of the economy. The subadviser also uses fundamental financial analysis to identify individual companies with substantial cash flows, reliable revenue streams, superior competitive positions and strong management.

The fund may attempt to take advantage of short-term market volatility by investing in corporate restructurings or pending acquisitions.

Large Cap Equity Fund – Fund summary

2

The fund may invest up to 20% of its assets in bonds of any maturity, with up to 15% of net assets in junk bonds rated as low as CC by S&P or Ca by Moody’s and their unrated equivalents. In selecting bonds, the subadviser looks for the most favorable risk/return ratios.

The fund may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. Lower-rated fixed-income securities and high-yield securities involve a higher degree of risk than fixed-income securities in higher-rated categories.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. In addition, the use of derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Past performance

Calendar year total returns Calendar year total returns are shown only for Class R1 shares and would be different for other share classes. The following performance information shown provides some indication of the risks of investing in the fund. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

September 30, 1984 is the inception date for the oldest class of shares, Class A shares. Class R1, Class R3, Class R4 and Class R5 shares were first offered on May 15, 2009. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R1, Class R3, Class R4 and Class R5 shares, respectively.

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Calendar year total returns — Class R1 (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
−3.35	−3.82	−38.07	22.89	3.85	15.89	19.80	33.25	−37.12	33.11

Total return The fund’s total return for the year ended December 31, 2009 was 33.11%.

Best quarter: Q4 ’01, 19.26%

Worst quarter: Q3 ’01, −24.09%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class R1 before tax	33.11	9.14	1.30

After tax on distributions	33.11	8.86	0.36

After tax on distributions, with sale	21.52	7.76	0.61

Class R3 before tax	33.23	9.25	1.40

Class R4 before tax	33.61	9.57	1.70

Class R5 before tax	34.05	9.90	2.01

S&P 500 Index	26.46	0.42	−0.95

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser MFC Global Investment Management (U.S.), LLC

Portfolio management

Roger C. Hamilton
Senior vice president

Joined fund team in 2004

Timothy M. Malloy
Senior vice president

Joined fund team in 2006

Purchase and sale of fund shares

There are no minimum initial investment requirements for Class R1, R3, R4 and R5 shares of the fund. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our Web site: www.jhfunds.com; by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 1-888-972-8696.

Taxes

The fund typically declares and pays income dividends and capital gains, if any, at least annually. The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax.

Payments to broker-dealers and other financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. The fund’s related companies may pay intermediaries for the sale of fund shares and related services. These payments may influence the financial intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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 Fund details

Additional investment strategies

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its investment objective.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

The fund is subject to management risk because it relies on the subadviser’s ability to pursue the fund’s goal. The subadviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results. The fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, the fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent the fund invests in those securities, its performance depends on the ability of the subadviser to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower-rated fixed-income securities, commonly referred to as “junk” securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest-rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest-rating category risk. Investment-grade fixed-income securities in the lowest-rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s, and “BB” and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

•	Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

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•	Dependence on subadviser’s own credit analysis. While a subadviser may rely on ratings by established credit-rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under “Foreign securities risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates and unemployment, as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize derivatives, hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to adjust efficiently the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in

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securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent the fund utilizes hedging and other strategic transactions, it will be subject to the same risks.

High portfolio turnover risk

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a fund. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Who’s who

Following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC (JHA)
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, JHA is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of December 31, 2009, the adviser had total assets under management of approximately $19.5 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the SEC permitting the adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisers or the fees paid to a subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the adviser to appoint a subadviser that is an affiliate of the adviser or the fund (other than by reason of serving as a subadviser to a fund), or to increase the subadvisory fee of an affiliated subadviser, without the approval of the shareholders.

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Annual
Average Daily Net Assets	Rate

First $3 billion	0.625%

Excess over $3 billion	0.600%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.62% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s October 31, 2009 annual shareholder report.

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Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s Annual operating expenses table, for some of the following reasons: i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; iii) fees may be incurred for extraordinary events such as fund tax expenses; or iv) the termination or expiration of expense cap reimbursements and/or fee waivers, as applicable.

The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.61%, 1.51%, 1.21%, and 0.91% for Class R1, Class R3, Class R4 and Class R5 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. These expense limitations shall remain in effect until February 28, 2011, and thereafter until terminated by the adviser.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2009, had total assets under management of approximately $33.8 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Roger C. Hamilton

•	Senior vice president

•	Joined fund team in 2004

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Vice president and portfolio manager, JHA (2003-2005)

•	Began business career in 1979

Timothy M. Malloy

•	Senior vice president

•	Joined fund team in 2006

•	Vice president, MFC Global (U.S.) (2005-2007)

•	Began business career in 1993

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

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Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased each year.

The financial statements of the fund as of October 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC) the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS R1 SHARES
Per share operating performance period ended	10-31-09[1]

Net asset value, beginning of year	$18.82

Net investment loss[2]	(0.02)

Net realized and unrealized gain on investments	3.45

Total from investment operations	3.43

Net asset value, end of year	$22.25

Total return (%)	18.23	[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[5]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.38	[6]

Expenses net of fee waivers	1.61	[6]

Expenses net of all fee waivers and credits	1.61	[6]

Net investment loss	(0.24)[6]

Portfolio turnover (%)	120

CLASS R3 SHARES
Per share operating performance period ended	10-31-09[1]

Net asset value, end of year	$18.82

Net investment loss[2]	(0.02)

Net realized and unrealized gain on investments	3.46

Total from investment operations	3.44

Net asset value, end of year	$22.26

Total return (%)	18.28	[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[5]

Ratios (as a percentage of average net assets):

Expenses before reductions	3.13	[6]

Expenses net of fee waivers	1.51	[6]

Expenses net of all fee waivers and credits	1.51	[6]

Net investment loss	(0.19)[6]

Portfolio turnover (%)	120

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Financial highlights, continued

CLASS R4 SHARES
Per share operating performance period ended	10-31-09[1]

Net asset value, beginning of year	$18.82

Net investment income[2]	0.01

Net realized and unrealized gain on investments	3.46

Total from investment operations	3.47

Net asset value, end of year	$22.29

Total return (%)	18.44	[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[5]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.87	[6]

Expenses net of fee waivers	1.21	[6]

Expenses net of all fee waivers and credits	1.21	[6]

Net investment loss	0.11	[6]

Portfolio turnover (%)	120

CLASS R5 SHARES
Per share operating performance period ended	10-31-09[1]

Net asset value, beginning of year	$18.82

Net investment income[2]	0.03

Net realized and unrealized gain on investments	3.47

Total from investment operations	3.50

Net asset value, end of year	$22.32

Total return (%)	18.60	[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	—	[5]

Ratios (as a percentage of average net assets):

Expenses before reductions	2.40	[6]

Expenses net of fee waivers	0.91	[6]

Expenses net of all fee waivers and credits	0.91	[6]

Net investment income	0.37	[6]

Portfolio turnover (%)	120

1	Period from 5-22-09 (inception date) to 10-31-09.

2	Based on the average daily shares outstanding.

3	Not annualized.

4	Total returns would have been lower had certain expenses not been reduced during the periods shown.

5	Less than $500,000.

6	Annualized.

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 Your account

Who can buy shares

Class R1, R3, R4 and R5 shares are available to the following investors:

•	Qualified tuition programs under Section 529 (529 Plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates.

•	Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a), or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

•	Retirement Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

Except as noted above, Class R1, R3, R4 and R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

Class R1, R3, R4 and R5 shares of the fund are sold without any front-end or deferred sales charges. Each of Class R1, R3 and R4 shares has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Class R5 shares do not have a Rule 12b-1 plan.

Class R1

•	Distribution and service (12b-1) fees of up to 0.50%

Class R3

•	Distribution and service (12b-1) fees of up to 0.50%

Class R4

•	Distribution and service (12b-1) fees of up to 0.25%

In addition to the 12b-1 plan, the fund has adopted service plans for Class R1, R3, R4 and R5 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R1 shares; 0.15% for Class R3 shares; 0.10% for Class R4 shares; and 0.05% for Class R5 shares.

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Opening an account

1	Read this prospectus carefully.

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2	Determine if you are eligible by referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R1, R3, R4 or R5 of shares by contacting any broker-dealer or other financial service firm authorized to sell Class R1, R3, R4 or R5 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or record keeper. There is no minimum initial investment to purchase Class R1, R3, R4 or R5 shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

Transaction policies

The NAV for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Except as noted below, securities held by the fund are primarily valued on the basis of market quotations or official closing prices. Certain short-term debt instruments are valued on the basis of amortized cost. Shares of other open-end investment companies held by the fund are valued based on the NAVs of those investment companies.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees.

In deciding whether to fair value a security, the fund’s Pricing Committee may review a variety of factors, including:

in the case of foreign securities:

•	developments in foreign markets,

•	the performance of U.S. securities markets after the close of trading in the market and

•	the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities.

in the case of fixed-income securities:

•	actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets.

in the case of all securities:

•	political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded,

•	announcements relating to the issuer of the security concerning matters such as trading suspensions, acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry and

•	events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material. With respect to any portion of a fund’s assets that is invested in another open-end investment company, that portion of the fund’s NAV is calculated based on the NAV of that investment company. The

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prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.

If the fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the NAV of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges

You may exchange your Class R1, R3, R4 or R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class R1, R3, R4 or R5 shares, as applicable.

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific “Limitation on exchange activity,” as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect

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and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of shares” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of shares” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31, by your plan’s recordkeeper.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some

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dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

The following information for the fund is posted on the Web site, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. PO Box 55913 Boston, MA 02205-5913

By phone: 1-888-972-8696

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2010 JOHN HANCOCK FUNDS, LLC    50RPN 3-1-10    SEC file number: 811-00560

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

JOHN HANCOCK INVESTMENT TRUST
John Hancock Balanced Fund

Class:	Ticker:	Class:	Ticker:
A	SVBAX	R1	JBAOX
B	SVBBX	R3	JBAHX
C	SVBCX	R4	JBAFX
I	SVBIX	R5	JBAVX
John Hancock Global Opportunities Fund

Class:	Ticker:	Class:	Ticker:
A	JGPAX	I	JGPIX
B	JGPBX	NAV	JGPNX
C	JGPCX
John Hancock Large Cap Equity Fund

Class:	Ticker:	Class:	Ticker:
A	TAGRX	R1	JLCRX
B	TSGWX	R3	JLCHX
C	JHLVX	R4	JLCFX
I	JLVIX	R5	JLCVX
John Hancock Small Cap Intrinsic Value Fund

Class:	Ticker:	Class:	Ticker:
A	JHIAX	I	JHIIX
B	JCIBX	NAV	JSIFX
C	JSICX
John Hancock Sovereign Investors Fund

Class:	Ticker:	Class:	Ticker:
A	SOVIX	C	SOVCX
B	SOVBX	I	SOIIX
Statement of Additional Information
March 1, 2010
This Statement of Additional Information (the “SAI”) provides information about John Hancock Balanced Fund, John Hancock Global Opportunities Fund, John Hancock Large Cap Equity Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund (each a “Fund” and collectively the “Funds”) in addition to the information that is contained in each Fund’s current Class A shares, Class B shares and Class C shares, Class I shares prospectuses; the Class NAV shares prospectuses for Global Opportunities Fund and Small Cap Intrinsic Value Fund; and the prospectuses for Class R1, Class R3, Class R4 and Class R5 for Balanced Fund and Large Cap Equity Fund (collectively, the “Prospectuses”). Each Fund is a diversified series of John Hancock Investment Trust (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference the Funds’ Annual Reports. A copy of a Prospectus or Annual Report for the fiscal year ended October 31, 2009. A copy of a Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

John Hancock Signature Services, Inc.
P. O. Box 55913
Boston, MA 02205-5913
1-800-225-5291
www.jhfunds.com

ORGANIZATION OF THE FUNDS
Each Fund is a series of the Trust, an open-end investment management company organized as a business trust under the laws of The Commonwealth of Massachusetts. Prior to January 23, 2007, the name of Global Opportunities Fund was Large Cap Intrinsic Value Fund.
John Hancock Advisers, LLC (the “Adviser”) is each Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial Corporation (“Manulife Financial”). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 22 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$439.6 billion (US$420.0 billion) as of December 31, 2009.
Manulife Financial trades as ‘MFC’ on the Toronto Stock Exchange, the New York Stock Exchange (“NYSE”) and the Pacific Stock Exchange, and under ‘0945’ on the Stock Exchange of Hong Kong. Manulife Financial can be found on the Internet at www.manulife.com.
Each Fund is sub-advised by MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)” or the “Subadviser”). MFC Global (U.S.) is a subsidiary of John Hancock Life Insurance Company (U.S.A.), a subsidiary of Manulife Financial. MFC Global (U.S.) is responsible for providing investment advice to the Funds subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Adviser.
The Adviser serves as investment adviser to the Funds and is responsible for the supervision of MFC Global (U.S.)’s services to the Funds.
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of each Fund’s investment policies and risks, as discussed in the Prospectuses. Each Fund’s investment objective, as stated in the Fund’s Prospectuses, is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Funds will achieve their investment objectives.
Investment Policies and Risks Common to All Funds
Preferred stocks. The Funds may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Funds may invest in convertible securities, which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.
Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any applicable exemptive relief, each Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with a Fund’s management of daily cash portions. In addition to the advisory and operational fees a Fund bears directly in connection with its own operations, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.
Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States. Certain other U.S. Government securities issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and obligations supported by the credit of the instrumentality, such as those issued by the Federal National Mortgage Association Bonds (“Fannie Mae”). No assurance can be given that the U.S. Government will provide financial support to such federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.
Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations (“CMOs”) in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates.
Investment in Foreign Securities. The Funds may invest in securities of foreign companies. The Funds may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts (“ADRs”) European Depository Receipts (“EDRs”) or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.
Foreign Currency Transactions. Each Fund’s foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.
The Funds may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Subadviser.
If a Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund’s commitment with respect to such contracts.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.
Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect a Fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that a Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.
Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.
With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The dividends, in some cases capital gains and interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Securities prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.
Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, may also impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Fund.
Repurchase Agreements. In a repurchase agreement, a Fund buys a security for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. Government securities. Under procedures established by the Board, the Adviser or Subadviser will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.
The Funds have established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while a Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlining securities or of access to income during this period as well as expense of enforcing its rights.
Reverse Repurchase Agreements and Other Borrowings. A Fund may also enter into reverse repurchase agreements, which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” that may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Funds. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under a reverse repurchase agreement because it will reacquire those securities upon effecting their repurchase. In addition, no Fund will enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33-1/3% of the market value of its total assets. The Funds will enter into reverse repurchase agreements only with federally insured banks that are approved in advance as being creditworthy by the Board. Under procedures established by the Board, the Adviser and/or Subadviser will monitor the creditworthiness of the banks involved.
Restricted Securities. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”) (“restricted securities”), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. No Fund will invest more than 15% of its net assets on illiquid investments. If the Board determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Board has adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor the Funds’ investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Options on Securities, Securities Indices and Currency. The Funds may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Funds may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
All call and put options written by the Funds are covered. A written call option or put option may be covered by: (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to a Fund’s obligation under the option; (ii) entering into an offsetting forward commitment’ and/or (iii) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund’s portfolio securities.
The Funds’ options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser and/or Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s and/or Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, the Fund may purchase and sell interest rate futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities)

and securities indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).
Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, the Fund is not permitted to invest in such instruments unless the subadviser obtains prior written approval from the Adviser’s Complex Securities Committee.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Options on Futures Contracts. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be affected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. The Funds will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which quoted or denominated) it intends to purchase. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments that it expects to purchase. As evidence of its hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
To the extent that a Fund engages in non-hedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these non-hedging positions will not exceed 5% of the net asset value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining its qualification as a regulated investment company for federal income tax purposes.
Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained, and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuation.
Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.
Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Funds proposes to acquire. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated, by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated, or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.
If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular market or currency.
Ratings as Investment Criteria. In general, the ratings of Moody’s Investors Service (“Moody’s”), Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service (“Fitch”) represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody’s, S&P and Fitch, and their significance. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.
Debt securities. Each Fund may invest in debt obligations. Debt securities of corporate and governmental issuers in which a Fund may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).
Lower Rated High Yield “High Risk” Securities. Each Fund may invest in high yielding, fixed-income securities rated as low as C by Moody’s, S&P or Fitch, and unrated securities deemed of equivalent quality by the Adviser and or Subadviser. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer.
Securities rated lower than Baa by Moody’s or BBB by S&P or Fitch are sometimes referred to as junk bonds. See the Appendix A attached to this SAI, which describes the characteristics of the securities in the various ratings categories. No Fund is obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the above-stated ratings. The credit ratings of Moody’s, S&P or Fitch, such as those ratings described here, may not be changed by Moody’s, S&P or Fitch, as the case may be, in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer’s ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.
Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately a Fund’s assets. The reduced availability of reliable, objective data may increase a Fund’s reliance on management’s judgment in valuing high yield high risk bonds. In addition, a Fund’s investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund’s investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.
The market value of debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, each Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. A Fund’s portfolio may include debt securities that sell at substantial discounts from par. These securities are low coupon bonds that, during periods of high interest rates, because of their lower acquisition cost, tend to sell on a yield basis approximating current interest rates.
Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred stock. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.
Securities Lending. Each Fund may lend its securities, so long as such loans do not represent more than 33-1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities). The collateral will consist of cash (including U.S. dollars and foreign currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. A Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote their shares of the loaned securities at a shareholders meeting if the Subadviser fails to timely recall the security or the borrower fails to return the recalled security in advance of the record date for the meeting.
Each Fund has entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as its securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities, and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.
Short Sales. Each Fund (except Sovereign Investors Fund) may engage in short sales of portfolio securities to attempt to limit its exposure to, or hedge, a possible market decline in the value of its portfolio securities. A Fund may also sell short securities that are not in the Fund’s portfolio, but that the Subadviser believes possess volatility characteristics similar to those portfolio securities being hedged. To effect such a transaction, a Fund must borrow the security sold short to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.
A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, a Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest that a Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the security being hedged.
Under applicable guidelines of the staff of the SEC, if a Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities, of any type or maturity, equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until a Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it, plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. Except for short sales against the box, the amount of a Fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

There may be certain holding period and gain/loss adjustments due to tax rules regarding short sales. Some long term capital gains may be recognized as short term and some short term capital losses may be recognized as long term for tax. There may be losses realized on a short sale that may not be recognized for tax if there is appreciated substantially identical property still held.
Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Funds.
No Fund intends to enter into short sales (other than those “against the box”) if, immediately after such sale, the aggregate of the value of all the securities sold short exceeds the value of 15% of the Fund’s net assets. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.
Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Funds’ portfolio turnover rates are set forth in the table under the caption “Financial Highlights” in the Prospectus.
Defensive Investments. For temporary defensive purposes, a Fund may invest some or all of its assets in investment grade short-term securities.
Specific Investment Policies and Risks of Balanced Fund and Large Cap Equity Fund
Rights and Warrants. Each of these Funds may purchase warrants and rights, which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s fundamental investment restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund’s assets as compared with investing the same amount in the underlying stock.
Specific Investment Policies and Risks of Balanced Fund, Large Cap Equity Fund and Small Cap Intrinsic Value Fund
Forward Commitment and When-Issued Securities. Each of these Funds may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date that a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Specific Investment Policies and Risks of Global Opportunities Fund and Large Cap Equity Fund
Short-Term Bank and Corporate Obligations. Each of these Funds may invest in depository-type obligations of banks and savings and loan associations and other high quality money market instruments consisting of short-term obligations of the U.S. Government or its agencies and commercial paper rated at least P-1 by Moody’s or A-1 by S&P. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Depository-type obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank through December 31, 2013. On January 1, 2014, the standard insurance amount will return to $100,000 per depositor for all account categories except for IRAs and other certain retirement accounts (including IRAs) which will remain at $250,000 per depositor.
Specific Investment Policies and Risks of Global Opportunities Fund and Small Cap Intrinsic Value Fund
Real Estate Investment Trusts. Each of these Funds may invest in shares of real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets, income and distributions. REITs can generally be classified as Equity REITs,

Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.
Risks of Investment in Real Estate Securities. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Specific Investment Policies and Risks of Balanced Fund
Structured or Hybrid Notes. This Fund may invest in “structured” or “hybrid” notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund’s loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.
Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, this Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to risks related to the counterpart’s ability to perform, and may decline in value if the counterpart’s credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlement with respect to swap, cap, and collar or floor transactions.
Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks that have made these loans or are members of a lending syndicate. This Fund’s investments in participation interests are subject to its 15% limitation on investments in illiquid securities.
Pay-In-Kind, Delayed and Zero Coupon Bonds. This Fund may invest in pay- in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See “Tax Status.”
Brady Bonds. This Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the “IMF”). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds known as Brady Bonds. The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady

Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF, debtor nations are required to agree implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country’s ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.
Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.
Forward Commitment and When-Issued Securities. This Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Specific Investment Policies and Risks of Sovereign Investors Fund
Concentration. This Fund’s policy is not to concentrate its investments in any one industry, but investments of up to 25% of its total assets at market value may be made in a single industry. This limitation may not be changed without the affirmative vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.
Short-Sales. This Fund may not engage in short sales.
Mortgage Securities (Balanced Fund, Global Opportunities Fund and Large Cap Equity Fund):
Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if tahe Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
– one-year, three-year and five-year constant maturity Treasury Bill rates;
– three-month or six-month Treasury Bill rates;
– 11th District Federal Home Loan Bank Cost of Funds;
– National Median Cost of Funds; or
– one-month, three-month, six-month or one-year LIBOR and other market rates.
During periods of increasing rates, a Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the Fund would likely decrease. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund’s net asset value (“NAV”) could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
– mortgage bankers;
– commercial banks;
– investment banks;
– savings and loan associations; and
– special purpose subsidiaries of the foregoing.
Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Ginnie Mae or Freddie Mac such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Fund will not limit its investments in mortgage-backed securities to those with credit enhancements.
Collateralized Mortgage Obligations. CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a Fund may be:
(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;
(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or
(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Each of these Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a Fund’s net assets. S ee “Additional Investment Policies — Illiquid Securities.”
Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a Fund’s relatively stable NAV.
Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.
Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities
The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, the Fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus, a Fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Fitch, or Aa or better by Moody’s.
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A Fund investing in asset-backed securities will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies.”
Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:
– liquidity protection; and
– default protection.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. No Fund will pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:

•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations. Each of these Funds may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of both the equity tranche and the CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes and, therefore, receive payments only after the obligations of the more senior class have been satisfied; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions. The following investment restrictions will not be changed with respect to a Fund without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the Fund’s outstanding shares.
Senior Securities
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(1)	None of these Funds may issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Large Cap Equity Fund
(2)	The Fund may not issue senior securities as defined in the 1940 Act, and the rules thereunder; except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or engaging in permitted borrowings.
Borrowing
Balanced Fund
(3)	The Fund may not borrow money in amounts exceeding 33% of the Fund’s total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.
Global Opportunities Fund and Small Cap Intrinsic Value Fund
(4)	Neither of these Funds may borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

Large Cap Equity Fund
(5)	The Fund may not borrow money except for temporary or emergency purposes, and then not in excess of 10% of its gross assets taken at cost. Assets taken at market may not be pledged to an extent greater than 15% of gross assets taken at cost (although this would permit the Fund to pledge, mortgage or hypothecate its portfolio securities to the extent that the percentage of pledged securities would exceed 10% of the offering price of the Fund’s shares, it will not do so as a matter of operating policy in order to comply with certain state statutes or investment restrictions); any such loan must be from a bank and the value of the Fund’s assets, including the proceeds of the loan, less other liabilities of the Fund, must be at least three times the amount of the loan. The borrowing restriction set forth above does not prohibit the use of reverse repurchase agreements, in an amount (including any borrowings) not to exceed 33 1/3% of total assets.
Sovereign Investors Fund
(6)	The Fund may not borrow money except in connection with the sale or resale of its shares.
Underwriting
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(7)	None of these Funds may engage in the business of underwriting securities issued by others, except to the extent that each such Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
Large Cap Equity Fund
(8)	The Fund may not act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.
Real Estate
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(9)	None of these Funds may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each such Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.
Large Cap Equity Fund
(10)	The Fund may not invest in real estate (including interests in real estate investment trusts).

Loans
Balanced Fund, Small Cap Intrinsic Value Fund or Sovereign Investors Fund
(11)	None of these Funds may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Global Opportunities Fund
(12)	The Fund may not make loans, except that the Fund may (i) lend portfolio securities in accordance with the fund’s investment policies up to 33 1/3% of the fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
Large Cap Equity Fund
(13)	The Fund may not make loans to any of its officers or trustees, or to any firms, corporations or syndicates in which officers or trustees of the Trust have an aggregate interest of 10% or more. It is the intention of the Fund not to make loans of any nature, except that the Fund may enter into repurchase agreements and lend its portfolio securities (as permitted by the 1940 Act) as referred to under “Investment Policies and Risks” above. In addition, the purchase of a portion of an issue of a publicly issued corporate debt security is not considered to be the making of a loan.
Commodities
Balanced Fund
(14)	The Fund may not buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.
Global Opportunities Fund and Small Cap Intrinsic Value Fund
(15)	Neither of these Funds may invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.
Large Cap Equity Fund
(16)	The Fund may not invest in commodities or in commodity contracts or in puts, calls, or combinations of both except options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, forward foreign currency exchange contracts, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.
Sovereign Investors Fund
(17)	The Fund may not purchase or sell commodities or commodity contracts; except that the Fund may purchase and sell options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward commitments, interest rate swaps, caps and floors, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.
Industry Concentration
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(18)	None of these Funds may concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Large Cap Equity Fund
(19)	The Fund may not purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if as a result of such purchase more than 25% of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry.
Diversification
Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund
(20)	Each of these Funds has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Large Cap Equity Fund
(21)	The Fund may not purchase more than 10% of the voting securities of any class of securities of any one issuer.
(22)	The Fund may not purchase securities which will result in the Fund’s holdings of the issuer thereof to be more than 5% of the value of the Fund’s total assets (exclusive of U.S. Government securities).
Margin Investment (Large Cap Equity Fund only)
(23)   The Fund may not buy securities on margin or sell short.
Trustee and Officer Ownership (Large Cap Equity Fund only)
(24)	The Fund may not purchase securities of a company in which any officer or trustee of the Trust or the Adviser owns beneficially more than of 1% of the securities of such company and all such officers and trustees own beneficially in the aggregate more than 5% of the securities of such company.
Unseasoned Companies (Large Cap Equity Fund only)
(25)	The Fund may not invest in a company having a record of less than three years’ continuous operation, which may include the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
Balanced Fund: Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholders’ approval.
The Fund may not:
(a)	Participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.
(b)	Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.
(c)	Invest for the purpose of exercising control over or management of any company.
(e)	Invest more than 15% of its net assets in illiquid securities.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Global Opportunities Fund: Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:
1.	Invest in the securities of an issuer for the purpose of exercising control or management.
2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
3.	Invest more than 15% of its net assets in securities which are illiquid.
Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Large Cap Equity Fund: Nonfundamental Investment Restrictions. The following restrictions are designated as nonfundamental and may be changed by the Board without the shareholder approval.
The Fund may not:
(1)	Purchase securities while outstanding borrowings exceed 5% of the fund’s total assets. Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Small Cap Intrinsic Value Fund: Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The Fund may not:
1.	Invest in the securities of an issuer for the purpose of exercising control or management.
2.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
3.	Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Sovereign Investors Fund: Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The Fund may not:
(a)	Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of any investment adviser to the Fund in order to save commissions or to average prices among the accounts, and the participation of the Fund as a part of a group bidding for the purchase of tax exempt bonds shall not be deemed to result in participation in a securities trading account.
(b)	Purchase securities on margin or make short sales.
(c)	Invest for the purpose of exercising control over or management of any company.
(d)	Invest more than 15% of its net assets in illiquid securities.
(e)	Write put or call options.
In addition:
(f)	No officer or Trustee of the Fund may take a short position in the shares of the Fund, withhold orders or buy shares in anticipation of orders.
(g)	The Fund may not invest more than 5% of its total assets at time of purchase in any one security (other than US Government securities).
If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s assets will not be considered a violation of the restriction.
If allowed by the Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.
Investment Restrictions that May be Changed Only on 60 Days’ Notice to Shareholders. In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of Large Cap Equity Fund and Small Cap Intrinsic Value Fund is subject to change only upon 60 days’ prior notice to shareholders; refer to the applicable Prospectus for each Fund’s “Investment Strategies.”
PORTFOLIO TURNOVER
The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund’s securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the Funds for the fiscal year ended December 31, 2007, the fiscal period ended October 31, 2008, and the fiscal year ended October 31, 2009 were as follows:

Fund	2007	2008	2009
Balanced Fund	43%	95%	100%
Global Opportunities Fund	114%	167%	210%
Large Cap Equity Fund	40%	113%	120%
Small Cap Intrinsic Value Fund	32%	70%	127%
Sovereign Investors Fund	46%	64%	101%
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board and the other boards of the other John Hancock Funds (“JHF”) have adopted a Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of JHF and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of the Funds’ subadviser, principal underwriter or affiliated persons of the Funds’ Adviser or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of the Funds, and to all third party service providers and rating agencies.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Funds to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Morningstar and Lipper; or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHF’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: Advent Software; Bank of New York Mellon Shareowner Services; BNP Paribas; Broadridge Financial Solutions, Inc.; Capital Institutional Services, Inc.; Charles River Systems, Inc.; Confluence Technologies, Inc.; DST Systems, Inc.; Elkins McSherry LLC; FactSet Research Systems Inc.; GainsKeeper; Goldman Sachs Agency Lending; Lipper; Morningstar, Inc.; NASDAQ; PricewaterhouseCoopers; RiskMetrics Group; SS&C Technologies (formerly Evare), and Vestek.
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval.
When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of the Trust’s shareholders.
The receipt of compensation by the Funds, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
THOSE RESPONSIBLE FOR MANAGEMENT
The business of the Funds is managed by the Trustees of the Trust, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds or the Trusts (the “Independent Trustees”), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or Directors of the Adviser, or officers and Directors of the Fund’s principal distributor, John Hancock Funds, LLC (“John Hancock Funds” or the “Distributor”). The address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210.
Interested Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust	Directorships During the Past 5 Years	Trustee
James R. Boyle(1) (1959)	Trustee (since 2005)	Senior Executive Vice President, Manulife Financial Corporation (since 1999); President, John Hancock Variable Life Insurance Company (since 2007); Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (since 2006).(2)	248

Interested Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust	Directorships During the Past 5 Years	Trustee
John G. Vrysen(1) (1955)	Trustee (since 2009)	Senior Vice President, Manulife Financial Corporation (“MFC”) (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief Operating Officer, John Hancock Funds and JHF III (2007-2009); Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”), JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).	46

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) was named The Manufacturers Life Insurance Company (U.S.A.).
Independent Trustees

			Number of
			Funds in
			John
			Hancock
			Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen
(Birth Year)	the Trust	Directorships During the Past 5 Years	by Trustee
James F. Carlin (1940)	Trustee (since 1992)	CEO, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987).	46

Independent Trustees

			Number of
			Funds in
			John
			Hancock
			Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen
(Birth Year)	the Trust	Directorships During the Past 5 Years	by Trustee
William H. Cunningham (1944)	Trustee (since 2006)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television (since 2009), Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006), Resolute Energy Corporation (since 2009), Nanomedical Systems, Inc. (biotechnology company) (Chairman since 2008), Yorktown Technologies, LP (tropical fish) (Chairman since 2007), Greater Austin Crime Commission (since 2001), and Southwest Airlines (since 2000); former Director of the following:	46
		Introgen (manufacturer of biopharmaceuticals) (until 2008), Hicks Acquisition Company I, Inc. (until 2007), and Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank – Austin) (until 2009).

Deborah Jackson (1952)	Trustee (since 2008)	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002 to 2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	46

Charles L. Ladner (1938)	Trustee (since 1979)	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association, National Park Service) (until 2005).	46

Stanley Martin (1947)	Trustee (since 2008)	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004 to 2006); Executive Vice President/Consultant, HSBC Bank USA (2000 to 2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998 to 2000); Partner, KPMG LLP (1971 to 1998).	46

Independent Trustees

			Number of
			Funds in
			John
			Hancock
			Fund
			Complex
Name	Position(s) with	Principal Occupation(s) and Other	Overseen
(Birth Year)	the Trust	Directorships During the Past 5 Years	by Trustee
Patti McGill Peterson (1943)	Trustee (since 2005) Chairperson (since 2008)	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997-1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following:	46
		Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).

John A. Moore (1939)	Trustee (since 2005)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	46

Steven R. Pruchansky (1944)	Trustee (since 1992) Vice Chairman (since 2008)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	46

Gregory A. Russo (1949)	Trustee (since 2009)	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002 to 2006); Vice Chairman, Industrial Markets, KPMG (1998 to 2002). KPMG (1998 to 2002).	46
Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.

Principal Officers who are not Trustees

	Position(s)
Name	Held with the	Officer
(Year of Birth)	Trust	since	Principal Occupation(s) During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2005	Senior Vice President, MFC (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, the Distributor (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services (since 2005); Director, President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, JHF and JHF III, Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, JHF II and JHT (2005 to 2009), President and Chief Executive Officer, MFC Global (U.S.) (2005 to 2006); Executive Vice President, the Distributor (until 2005).

Andrew G. Arnott(1) (1971)	Chief Operating Officer	2009	Officer of the following: Senior Vice President (since 2009), Manulife Financial Corporation; Executive Vice President and Chief Operating Officer (since 2009), Senior Vice President (2007 to 2009), Vice President (2005 to 2007), the Adviser; Executive Vice President and Chief Operating Officer (since 2009), Senior Vice President (2008 to 2009), Vice President (2006 to 2008), JHIMS; Executive Vice President and Chief Operating Officer (since 2009), The Berkeley Group; Executive Vice President and Chief Operating Officer (since 2009), Senior Vice President (2006 to 2009), Vice President (2005 to 2006), 2nd Vice President (2004 to 2005), the Distributor; Executive Vice President and Chief Operating Officer (since 2009), Vice President (2007 to 2009), JHF; Vice President (since 2007), JHF II and JHT; Product Management and Development, Senior Vice President (2005 to 2009), the Distributor; Marketing and Product Management, Vice President and Director (1998 to 2005), the Distributor.

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President and Counsel, JHLICO (U.S.A.) (since 2006); Secretary and Chief Legal Officer, JHF, JHF II, JHF III and JHT (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999 to 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 to 2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 to 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President and CCO, JHIMS, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005).

Principal Officers who are not Trustees

	Position(s)
Name	Held with the	Officer
(Year of Birth)	Trust	since	Principal Occupation(s) During Past 5 Years
Michael J. Leary(1) (1965)	Treasurer	2009	Vice President, JHLICO (U.S.A.) and Treasurer for JHF, JHF II, JHF III and JHT (since 2009); Assistant Treasurer, JHF, JHF II, JHF III and JHT (2007 to 2009), Vice President and Director of Fund Administration, JP Morgan (2004 to 2007).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 to 2007); Vice President, Goldman Sachs (2005 to 2007).
Additional Information About the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Although the Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “Board Committees”), there are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust, as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds in a manner consistent with the best interests of the funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
     James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
     James F. Carlin — As a senior officer of a scientific testing laboratory, insurance companies and management companies, Mr. Carlin has experience in the management of operating and finance companies. He also has experience as a board member of other entities.
     William H. Cunningham — Mr. Cunningham has experience as a professor and former Chancellor and President of a major university. He also has experience as a director of other operating companies.
     Deborah Jackson — Ms. Jackson has experience as the Chief Executive Officer of a major charitable organization. She also has experience as a director of various corporate and nonprofit entities.

     Charles L. Ladner — Mr. Ladner has experience as a senior executive of a retirement services company and a former executive of public utility companies. He also has experience as a director of various corporate and nonprofit entities.
     Stanley Martin — As a certified public accountant and former partner in a major independent certified public accounting firm, Mr. Martin has accounting and executive experience. Mr. Martin also has experience as a former senior officer of a federal government-sponsored entity and of two major banks.
     Patti McGill Peterson — Ms. McGill Peterson has experience as a management consultant, as well as experience as a former university professor and senior administrator. She also has experience as a director of various corporate and nonprofit entities. Ms. McGill Peterson, an Independent Trustee, serves as the Board’s Chairperson.
     John A. Moore — Dr. Moore has experience as a senior executive of scientific research organizations, as well as his experience as a senior administrator of a federal scientific agency. He also has experience as a director of a scientific research organization.
     Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.
     Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience.
     John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of MFC, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Duties of Trustees; Board Meetings and Board Committees
The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met seven times during the latest fiscal year.
The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Boyle and Mr. Vrysen, each of whom is a senior executive of the Adviser, MFC (the Adviser’s parent company), and of other affiliates of the Adviser, provide the Board with the Adviser’s perspective in managing and sponsoring the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Committees
The Board has six standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; Investment Performance Committee B; and the Contracts/Operations Committee.
The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
		Governance	Investment	Investment
		and	Performance	Performance
Audit	Compliance	Administration	A	B	Contracts/Operations

Ms. Jackson	Mr. Carlin	All Independent	Ms. Jackson	Mr. Carlin	Mr. Cunningham
Mr. Martin	Mr. Russo	Trustees	Mr. Ladner	Mr. Cunningham	Mr. Ladner
Mr. Pruchansky			Mr. Martin	Dr. Moore	Dr. Moore
			Mr. Pruchansky	Mr. Russo
Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with each Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Martin serves as Chairman of this Committee. The Audit Committee held seven meetings during the last fiscal year.
Compliance Committee. The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held five meetings during the last fiscal year.
Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment, and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Trust are nominated and selected by the Board. Mr. Pruchansky serves as Chairman of this Committee. This Committee held five meetings during the last fiscal year.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and did so in 2008. The Committee has adopted Procedures for the Selection of Independent Trustees.
Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Trust’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust’s Proxy Statement.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a Fund.
Investment Performance Committees A and B. Each such Committee monitors and analyzes the performance of a Fund generally, consults with the Adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Messrs. Ladner and Cunningham serve as Chairmen of Investment Performance Committee A and B, respectively. Each of these Committees held five meetings during the last fiscal year.
Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between a Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. This Committee held four meetings during the last fiscal year.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of the funds’ risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the funds’ sub-advisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Trust’s Chief Compliance Officer (“CCO”). The responsibility to manage the funds’ risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company.
The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts/Operations Committees. In addressing issues regarding the funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant Committee Chair or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the Committee Chairs confer among themselves, with the Trust’s CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the funds’ Pricing Committee (comprised of officers of the Trust).

Each Investment Performance Committee assists the Board in overseeing the significant investment policies of the relevant funds. The Adviser monitors these policies and may recommend changes to this Committee in response to sub-adviser requests or other circumstances. On a quarterly basis, this Committee reviews reports from IMS and the Product Group regarding the relevant funds’ investment performance, which include information about investment risks and how they are managed.
The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the funds, the Adviser, the sub-advisers, and certain of the funds’ other service providers (the distributor and transfer agent). This Committee and the Board receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Board also receive and consider reports from the Trust’s CCO throughout the year. As part of its oversight responsibilities, the Board has approved various compliance policies and procedures.
The Contracts/Operations Committee assists the Board in overseeing the Adviser’s management of the funds’ operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the Board. Among other things, in its annual review of the funds’ advisory, sub-advisory and distribution agreements, this Committee and the Board receive and review information provided by the Adviser, the sub-advisers and the distributor relating to their operational capabilities, financial condition and resources.
Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds’ risk management. The Board also may discuss particular risks that are not addressed in the Committee process.
The Board also has a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Board’s committee structure and the charters of the Board’s committees, and recommends to the Board such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Board that includes a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Finally, John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and may report to the Board periodically on risk management. John Hancock’s Chief Risk Officer reports directly to the President of John Hancock and, indirectly, to the Chief Risk Officer of Manulife Financial Corporation, John Hancock’s parent company.
Independent Trustee Compensation
The Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table shows the compensation paid to each Independent Trustee for his or her service as a Trustee for the most recent fiscal year.

Independent Trustee	Trust	John Hancock Fund Complex*
Carlin	$13,721	$166,000
Cunningham	$17,266	$197,000
Jackson	$12,911	$162,000
Ladner	$16,468	$196,000
Martin	$16,713	$201,500
McGill Peterson	$16,685	$266,000
Moore	$17,384	$206,000
Pruchansky	$17,437	$208,000
Russo	$5,018	$196,000

*	These Trustees oversee 46 series in the John Hancock Fund Complex, which consists of 248 series overall. The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2009, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $227,940; Mr. Ladner was $83,512; Ms. McGill Peterson was $249,300; Dr. Moore was $300,895; and Mr. Pruchansky was $370,325 under the Plan.
Trustee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2009. The current value of the Funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:
A -$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin
Balanced	A	B	A	A	A	A
Global Opportunities	A	A	A	A	A	A
Large Cap Equity	A	B	A	A	A	A
Small Cap Intrinsic Value	A	B	A	A	A	A
Sovereign Investors	A	C	A	A	A	A
John Hancock Fund Complex	A	D	C	A	A	A

Fund/Trustee	McGill Peterson	Moore	Pruchansky	Russo	Vrysen
Balanced	A	A	A	A	A
Global Opportunities	B	A	A	A	A
Large Cap Equity	B	A	A	A	A
Small Cap Intrinsic Value	B	A	A	A	A
Sovereign Investors	B	A	A	A	A
John Hancock Fund Complex	D	A	A	A	A
All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.
As of January 29, 2010, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds. As of that date, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of the Funds:
Balanced Fund

			Type of
			Ownership
	Name and Address of	Percentage	(Record or
Class	Owners of More than 5% of Shares	Owned	Beneficial)
A	Charles Schwab & Co Inc Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	28.79	Record
A	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	7.24	Record
B	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	6.89	Record
B	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	10.35	Record
B	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	7.48	Record
C	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	6.28	Record
C	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	19.22	Record

			Type of
			Ownership
	Name and Address of	Percentage	(Record or
Class	Owners of More than 5% of Shares	Owned	Beneficial)
C	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	7.42	Record
I	Raymond James & Assoc Inc FBO Helios Education Foundation 2415 E Camelback Road Ste 500 Phoenix, AZ 85016-9289	31.98	Record
I	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	9.46	Record
I	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	17.47	Record
R1	John Hancock Life Insurance Co ATTN: Kelly A Conway 601 Congress Street Boston, MA 02210-2804	14.85	Record
R1	MG Trustco Agent TTEE Frontier Trustco Conway Products Corp 401k PO Box 10699 Fargo, ND 58106-0699	78.24	Record
R3	John Hancock Life Insurance Co ATTN: Kelly A Conway 601 Congress Street Boston, MA 02210-2804	5.49	Record
R3	MG Trust Company Cust FBO Berlin Metals LLC 401k Savings Pl 700 17th St Ste 300 Denver, CO 80202-3531	8.30	Record
R3	MG Trust Company Cust FBO Delta World Tire Co 401k Retirement 700 17th St Ste 300 Denver, CO 80202-3531	82.66	Record
R4	DWS Trust Co TTEE 401k Plan Clayton Williams Energy Inc PO Box 1757 Salem, NH 03079-1143	92.87	Record
R5	Frontier Trust Company FBO LICT Corp Controlled Group D PO Box 10758 Fargo, ND 58106-0758	95.12	Record
Global Opportunities Fund

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
A	Charles Schwab & Co Inc Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	37.38%	Beneficial

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
A	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	13.81%	Record
B	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	22.26%	Record
C	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	13.07%	Record
C	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	20.31%	Record
I	Pearl Aggressive Growth Fund A Series of Pearl Mutual Funds A Massachusetts Business Trust Robert H Solt/Renata R Lamar PO Box 209 Muscatine, IA 52761-0069	8.09%	Record
I	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	5.66%	Record
I	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	26.72%	Beneficial
Large Cap Equity Fund

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
A	Charles Schwab & Co Inc Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	28.53%	Beneficial
A	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	6.79%	Record
B	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	8.14%	Record
B	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	9.39%	Record
B	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	9.65%	Record

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
C	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	9.94%	Record
C	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	27.51%	Beneficial
C	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	7.72%	Record
I	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	16.00%	Record
I	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	41.27%	Beneficial
R1	John Hancock Life Insurance Co ATTN: Kelly A Conway 601 Congress Street Boston, MA 02210-2804	9.94%	Record
R1	MG Trust Company Cust FBO Chavez & Associates LLP D/B/A Insit 700 17th St Ste 300 Denver, CO 80202-3531	7.94%	Record
R1	MG Trust Company Cust FBO Clear Rate Communications, Inc 700 17th St Ste 300 Denver, CO 80202-3531	8.89%	Record
R1	MG Trust Company Cust FBO OPT Holdings Inc 401k Plan 700 17th St Ste 300 Denver, CO 80202-3531	30.44%	Beneficial
R1	MSANDCO Cust FBO Judith E Kimble IRA SEP Dtd 06/26/06 2804 Columbia Rd Madison, WI 53705-2264	6.77%	Record
R1	MSANDCO Custodian FBO Cora Lea Gaither Simple IRA Dtd 03/09/09 5009 Wingfoot Ln Unit A Crp Christi, Tx 78413-2224	7.83%	Record
R3	John Hancock Life Insurance Co ATTN: Kelly A Conway 601 Congress Street Boston, MA 02210-2804	95.19%	Beneficial

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
R4	John Hancock Life Insurance Co ATTN: Kelly A Conway 601 Congress Street Boston, MA 02210-2804	95.17%	Beneficial
R5	John Hancock Life Insurance Co ATTN: Kelly A Conway 601 Congress Street Boston, MA 02210-2804	23.94%	Record
R5	MG Trust Co FBO Jurgensen Chiropractic 700 17th St Ste 300 Denver, Co 80202-3531	73.86%	Beneficial
Small Cap Intrinsic Value Fund

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
A	Charles Schwab & Co Inc Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	45.59%	Beneficial
A	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	7.85%	Record
A	US Bank TTEE FBO Premier PO Box 1787 Milwaukee, WI 53201-1787	5.04%	Record
B	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	19.69%	Record
C	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	7.53%	Record
C	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	10.37%	Record
C	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	17.51%	Record
I	Patterson & Co FBO Omnibus Cash/Cash 1525 West Wt Harris Blvd Charlotte, NC 28262-8522	41.25%	Beneficial
I	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	5.09%	Record
I	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	18.37%	Record

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
I	NFS LLC FEBO Stargage Group LTD UBS Trust Co ATTN: Tim Powers 500 Deleware Ave Ste 900 Wilmington, DE 19801-7409	9.98%	Record
Sovereign Investors Fund

			Type of
			Ownership
	Name and Address of Owners of More than	Percentage	(Record or
Class	5% of Shares	Owned	Beneficial)
C	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	7.90%	Record
C	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	5.05%	Record
I	Citigroup Global Markets Inc ATTN: Cindy Tempesta 7th Fl 333 West 34th Street New York, NY 1001-2402	39.73%	Beneficial
I	MLPF&S for the Sole Benefit of its Customers ATTN: Fund Administration 4800 Deer Lake Drive East 2nd Fl Jacksonville, FL 32246-6484	10.28%	Record
I	Pershing LLC 1 Pershing Plz Jersey City, J 1001-2402	13.69%	Record
INVESTMENT ADVISORY AND OTHER SERVICES
Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
The Funds have entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds. On April 16, 2009, shareholders of Balanced Fund, Global Opportunities Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund approved a new Advisory Agreement that streamlines and standardizes the advisory agreements across the John Hancock Fund Complex. The new Advisory Agreement became effective July 1, 2009.

Large Cap Equity Fund will continue to operate under the older Advisory Agreement, which was effective December 22, 1994.
As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Trust computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. In approving a new Advisory Agreement, the shareholders of Balanced Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund also approved provisions that effectively change the frequency with which these Funds pay advisory fees from monthly to daily. (Historically, Global Opportunities Fund has paid advisory fees on a daily basis.) Because Large Cap Equity Fund operates under the old Advisory Agreement, however, it will continue to pay advisory fees monthly. In any case, because each Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that any Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly payment.
Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors each subadviser’s management of the Funds’ investment operations in accordance with the investment objectives and related policies of the Funds, and reviews the performance of such Subadvisers and reports periodically on such performance to the Board.
Each Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.
Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for a Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.
Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
The Subadviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of December 31, 2009 had approximately $33.8 billion in assets under management. The Subadviser is a wholly-owned indirect subsidiary of John Hancock Life Insurance Company (U.S.A.), (an indirect wholly-owned subsidiary of Manulife Financial).
The Adviser serves as investment adviser to the Funds and is responsible for the supervision of MFC Global (U.S.)’s services to the Funds.
The following table shows the advisory fees that the Funds incurred and paid to the Adviser for: (i) the fiscal year ended December 31, 2007; (ii) the fiscal period ended October 31, 2008; and (iii) the fiscal year ended October 31, 2009.

	Year ended	Period ended	Year ended
	December 31, 2007	October 31, 2008	October 31, 2009
Balanced Fund	$1,197,620	$3,427,797	$4,831,965
Global Opportunities Fund	$82,997	$688,770	$895,729
Large Cap Equity Fund	$6,450,574	$13,727,299	$11,680,514
Small Cap Intrinsic Value Fund	$2,617,767	$3,532,621	$1,871,118
Sovereign Investors Fund	$5,360,276	$3,632,478	$3,026,577
Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser, the Subadviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Subadviser for the Funds or for other funds or clients for which the Adviser or Subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.
Under the Advisory Agreement, the Funds may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Funds (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the “Life Company”) may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Funds and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Funds from being disadvantaged, the Adviser, Subadviser, principal underwriter and the Funds have adopted a code of ethics which restricts the trading activity of those personnel.
Accounting and Legal Services Agreement. The Trust, on behalf the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. The following table shows the fees that each Fund paid to JHA under this Agreement for: (i) the fiscal year ended December 31, 2007; (ii) the fiscal period ended October 31, 2008; and (iii) the fiscal year ended October 31, 2009. Effective July 1, 2009, this Agreement was superseded by a Services Agreement for all of the Funds except for Large Cap Equity Fund.

	Accounting and Legal Services Agreement Fees
	Year Ended	Period Ended	Year Ended
Fund	December 31, 2007	October 31, 2008	October 31, 2009
Balanced Fund	$23,511	$74,906	$135,862
Global Opportunities Fund	$1,158	$30,270	$10,281
Large Cap Equity Fund	$118,189	$273,902	$356,734
Small Cap Intrinsic Value Fund	$29,521	$47,376	$40,474
Sovereign Investors Fund	$116,220	$73,616	$86,896
Service Agreement. Effective as of July 1, 2009, the Board approved a new Service Agreement with JHA with respect to all of the Funds other than Large Cap Equity Fund to replace the prior Accounting and Legal Services Agreement, under which these Funds had received Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA will be reimbursed for its costs in providing Non-Advisory Services to the Funds under the Service Agreement.
JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.
The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the relevant Funds, or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
The following table shows the fees that each Fund other than Large Cap Equity Fund paid to JHA under the Services Agreement for the period from July 1, 2009 to October 31, 2009.

Service Agreement Fees
Fund	Period Ended October 31, 2009
Balanced Fund	$54,928
Global Opportunities Fund	$3,203
Small Cap Intrinsic Value Fund	$13,732
Sovereign Investors Fund	$39,815
Proxy Voting. The Trust’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser’s proxy voting policies and procedures. The Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Subadviser is set forth in Appendix B to this SAI.

It is possible that conflicts of interest could arise for the Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, the Adviser or Distributor or any of their affiliates has an interest in the vote.
In the event that the Subadviser becomes aware of a material conflict of interest, the Trust’s Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadviser’s proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix B. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although the Subadviser has a duty to vote all proxies on behalf of the portfolios it sub-advises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. The Subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Secretary) and (2) on the SEC’s website at http://www.sec.gov.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.
Balanced Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Jeffrey N. Given, CFA	Other Registered Investment Companies: Seven (7) funds with total assets of approximately $6.4 billion.

Other Pooled Investment Vehicles: Two (2) accounts with total net assets of approximately $82.7 million.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Other Accounts: Seventeen (17) accounts with total assets of approximately $5.0 billion.

Roger C. Hamilton	Other Registered Investment Companies: Three (3) funds with total net assets of approximately $2.8 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Five (5) accounts with total net assets of approximately $123.2 million.

Timothy M. Malloy	Other Registered Investment Companies: Three (3) funds with total assets of approximately $2.8 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Five (5) accounts with total assets of approximately $123.2 million.
Global Opportunities Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Christopher H. Arbuthnot, CFA	Other Registered Investment Companies: None

Other Pooled Investment Vehicles: None

Other Accounts: Three (3) accounts with total net assets of approximately $104.0 million.

Roger C. Hamilton	Other Registered Investment Companies: Three (3) funds with total assets of approximately $3.6 billion

Other Pooled Investment Vehicles: None

Other Accounts: Five (5) accounts with total net assets of approximately $123.2 million.

Timothy M. Malloy	Other Registered Investment Companies: Three (3) funds with total net assets of approximately $3.6 billion.

Other Pooled Investment Vehicles: None.

Other Accounts: Five (5)] accounts with total net assets of approximately $123.2 million.
Large Cap Equity Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Roger C. Hamilton	Other Registered Investment Companies: Three (3) funds with total net assets of approximately $1.5 billion.

Other Pooled Investment Vehicles: None

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Other Accounts: Five (5) accounts with total net assets of approximately $123.2 million.

Timothy M. Malloy	Other Registered Investment Companies: Three (3) funds with total assets of approximately $1.5 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Five (5) accounts with total assets of approximately $123.2 million.
Small Cap Intrinsic Value Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Roger C. Hamilton	Other Registered Investment Companies: Three (3) funds with total net assets of approximately $3.5 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Five (5) accounts with total net assets of approximately $123.2 million.

Timothy M. Malloy	Other Registered Investment Companies: Three (3) funds with total net assets of approximately $3.5 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Five (5) accounts with total net assets of approximately $123.2 million.
Sovereign Investors Fund

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Barry H. Evans, CFA	Other Registered Investment Companies: Five (5) funds with total net assets of approximately $3.4 billion.

Other Pooled Investment Vehicles: None

Other Accounts: Eighty-two (82) accounts with total assets of approximately $2.3 billion.

Christopher P. O’Keefe, CFA	Other Registered Investment Companies: None

Other Pooled Investment Vehicles: None

Other Accounts: Four Hundred Fifty-one (451) accounts with total assets of approximately $1.1 billion.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Managers
Christopher P. Perry, CFA	Other Registered Investment Companies: None

Other Pooled Investment Vehicles: None

Other Accounts: Four Hundred Fifty-one (451) accounts with total assets of approximately $1.1 billion.

John F. Snyder, III	Other Registered Investment Companies: None

Other Pooled Investment Vehicles: None

Other Accounts: Four Hundred Fifty-one (451) accounts with total assets of approximately $1.1 billion.
The Adviser and Subadviser do not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the tables above.
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Funds as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser and Subadviser have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.
•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.

There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as portfolio managers for the Funds.
•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
•	Investment Performance: The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group, if a Fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

•	The Profitability of the Adviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

•	Non-Investment Performance: The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.
•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.
The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.
While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.
Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Funds. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1 - $10,000
C	—	$10,001 - $50,000
D	—	$50,001 - $100,000
E	—	$100,001 - $500,000
F	—	$500,001 - $1,000,000
G	—	More than $1 million
Balanced Fund

Portfolio Manager	Range of Beneficial Ownership
Jeffrey N. Given *	C
Roger C. Hamilton	F
Timothy M. Malloy	E
Global Opportunities Fund

Portfolio Manager	Range of Beneficial Ownership
Christopher H. Arbuthnot, CFA	E
Roger C. Hamilton	E
Timothy M. Malloy	E
Large Cap Equity Fund

Portfolio Manager	Range of Beneficial Ownership
Roger Hamilton	C
Timothy M. Malloy	E
Small Cap Intrinsic Value Fund

Portfolio Manager	Range of Beneficial Ownership
Roger C. Hamilton	B
Timothy M. Malloy	E
Sovereign Investors Fund

Portfolio Manager	Range of Beneficial Ownership
Barry H. Evans, CFA	D
Christopher P. O’Keefe	C
Christopher J. Perry	C
John F. Snyder, III	E
DISTRIBUTION CONTRACTS
The Funds have a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with John Hancock Funds.

These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. John Hancock Funds accepts orders for the purchase of the shares of the Funds that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of Funds shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of all the R share classes, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.
Affiliated Underwriting Transactions by the Subadviser. The Funds have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.
Underwriting Commissions
Set forth below is a table reflecting the total underwriting commissions (sales charges) for sales of each of the Fund’s share classes for the fiscal year ended December 31, 2007, the fiscal period ended October 31, 2008, and the fiscal year ended October 31, 2009.

		Total	Total
		Underwriting	Underwriting	Total
		Commissions	Commissions	Underwriting
		year ended	period ended	Commissions
		December 31,	October 31,	year ended
Fund	Share Class	2007	2008	October 31, 2009
Balanced Fund	Class A	$781,937	$4,157,110	$2,433,477
	Class B	$38,484	$85,834	$120,481
	Class C	$8,677	$91,474	$131,701
Global Opportunities Fund
	Class A	$93,010	$607,299	$316,765
	Class B	$0	$9,528	$14,319
	Class C	$51	$28,123	$8,081
Large Cap Equity Fund
	Class A	$2,722,037	$8,135,866	$2,522,367
	Class B	$162,545	222,646,	$270,663
	Class C	$22,078	$248,488	$203,794
Small Cap Intrinsic Value Fund
	Class A	$917,434	$443,941	$142,847
	Class B	$9,255	$19,895	$11,039
	Class C	$15,541	$42,057	$9,724
Sovereign Investors Fund
	Class A	$316,771	258,295	$349,201
	Class B	$142,315	$57,391	$47,109
	Class C	$852	$433	$1,785

Distribution Plans
The Board has adopted Distribution Plans with respect to various classes of shares of the Funds (the “Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds will pay distribution and service fees based on average daily net assets attributable to shares of those classes, at the maximum annual percentage rates shown in the following table. In no case will the annual service fee exceed 0.25% of the average daily net assets attributable to a class of shares.

Share Class	Rule 12b-1 Fee
A	0.30	% (0.25% for Large Cap Equity Fund)
B	1.00%
C	1.00%
R1	0.50%
R3	0.50%
R4	0.25%
R5	0.00	% (none)
Two types of Distribution Plans are currently in place for the Funds: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a Fund, a compensation plan provides for direct payment of distribution and shareholder service fees to John Hancock Funds, LLC, the Funds’ distributor (the “Distributor”).
Under a reimbursement plan, distribution fees are used to reimburse John Hancock Funds for its distribution expenses. Under a reimbursement plan, if the aggregate payments received by the Distributor for a particular class of shares of a Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor will reimburse the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on a Fund’s behalf during any fiscal year exceed the payments received under a class’ reimbursement plan, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available 12b-1 amounts. (Unreimbursed expenses for Class A shares are not carried over.) The Funds do not treat unreimbursed expenses under Class B, Class C, or any of the R share Plans as a liability of the Funds, because the Trustees can terminate any of these Plans at any time with no additional liability to the shareholders or the Funds for these expenses.
On April 16, 2009, certain Funds and classes approved proposals to change the 12b-1 Plans from reimbursement to compensation plans, as specified in the chart below. While the amendments do not change the maximum amount that may be paid under the 12b-1 Plans to the Distributor in connection with the distribution of shares of the Funds, the Distributor, under a compensation Plan for a Fund class, is no longer obligated to reimburse the class to the extent that such payments exceed distribution-related expenses incurred by the Distributor with respect to that class for a particular fiscal year. Under the compensation 12b-1 Plans, the Distributor retains the entire amount of the payments it receives, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year.

Fund	Class	Type of Plan
Balanced	A	Compensation
	B	Reimbursement
	C	Reimbursement
	R1	Compensation
	R3	Compensation
	R4	Compensation
	R5	Compensation

Global Opportunities	A	Reimbursement
	B	Reimbursement
	C	Reimbursement

Large Cap Equity	A	Reimbursement
	B	Reimbursement
	C	Reimbursement

Small Cap Intrinsic Value	A	Reimbursement
	B	Reimbursement
	C	Reimbursement

Sovereign Investors	A	Compensation
	B	Compensation
	C	Compensation
	R1	Compensation
Under the 12b-1 Plans, each Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:
•	formulation and implementation of marketing and promotional activities;

•	preparation, printing and distribution of sales literature;

•	preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing and support with respect to the sale of shares.
The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.
During the fiscal year ended October 31, 2009, the following amounts were paid pursuant to each Fund’s Rule 12b-1 and Service Plans:

		Rule 12b-1 Payments	Service Payments
		for year ended	for year ended
Fund	Share Class	October 31, 2009	October 31, 2009
Balanced Fund	Class A	$1,416,479	N/A
	Class B	$475,097	N/A
	Class C	$2,044,351	N/A
	Class R1	$645	$323
	Class R3	$248	$74
	Class R4	$1,316	$526
	Class R5	N/A	$37

Global Opportunities	Class A	$227,430	N/A
	Class B	$41,204	N/A
	Class C	$119,101	N/A
	Class NAV	N/A	N/A

Large Cap Equity	Class A	$3,334,262	N/A
	Class B	$972,293	N/A
	Class C	$2,644,388	N/A
	Class R1	$208	$0
	Class R3	$63	$0
	Class R4	$31	$0
	Class R5	N/A	$0

Small Cap Intrinsic Value	Class A	$263,620	N/A
	Class B	$36,005	N/A
	Class C	$175,516	N/A
	Class NAV	N/A	N/A

Sovereign Investors	Class A	$1,349,709	N/A
	Class B	$346,724	N/A
	Class C	$107,844	N/A

During the fiscal year ended October 31, 2009, the following unreimbursed expenses amounts were paid pursuant to each Fund’s Rule 12b-1 Plan:

			Unreimbursed
			Expenses as a
		Unreimbursed	Percent of
Fund	Share Class	Expenses	Average Assets
Balanced Fund	Class B	$4,897,207	9.58%
	Class C	$2,097,241	0.97%
	Class R1	—	0.00%
	Class R3	—	0.00%
	Class R4	—	0.00%
	Class R5	N/A	N/A

Global Opportunities	Class B	$1,113,960	20.35%
	Class C	$413,262	2.60%
	Class NAV	N/A	N/A

Large Cap Equity	Class B	$11,715,213	11.16%
	Class C	$3,225,091	1.11%
	Class R1	—	0.00%
	Class R3	—	0.00%
	Class R4	—	0.00%
	Class R5	—	0.00%

Small Cap Intrinsic Value	Class B	$864,262	20.74%
	Class C	$549,386	2.57%
	Class NAV	N/A	N/A

Sovereign Investors	Class B	N/A	N/A
	Class C	N/A	N/A
Additional Information about the Distribution Plans
The Plans and all amendments were approved by a majority of the voting securities of the Funds. The Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans, by votes cast in person at meetings called for the purpose of voting on such Plans.
Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Funds with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.
The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. The Plans provide that they may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; (b) by a vote of a majority of the Funds’ outstanding shares of the applicable class upon 60 days’ written notice to John Hancock Funds; and (c) automatically in the event of assignment.
The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Funds which have voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Funds. The holders of Class A, Class B, Class C and all R share classes have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Funds.
Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class R5 shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid for any other class of shares.
Class I and Class NAV shares of a Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I and Class NAV shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.
Amounts paid to John Hancock Funds by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Funds as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.
The Plans recognize that the Adviser may use its management fee revenue under the Advisory Agreement with the Funds as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Funds. To the extent that the payment of management fees by the Funds to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Plans.
During the fiscal year ended October 31, 2009, the Funds paid John Hancock Funds the following amounts of expenses in connection with their services for the Funds:
Expense Items

		Printing and			Interest,
		Mailing of			Carrying or
		Prospectuses			Other
		to New	Compensation	Expenses of John	Finance
Shares	Advertising	Shareholders	to Selling Firms	Hancock Funds	Charges
Balanced Fund
Class A	$89,697	$8,678	$380,041	$938,064	$0
Class B	$42,524	$2,086	$81,051	$349,435	$0
Class C	$108,092	$9,914	$806,319	$1,120,027	$0

		Printing and			Interest,
		Mailing of			Carrying or
		Prospectuses			Other
		to New	Compensation	Expenses of John	Finance
Shares	Advertising	Shareholders	to Selling Firms	Hancock Funds	Charges
Class R1	$96	$7	$0	$865	$0
Class R3	$4	$2	$1	$315	$0
Class R4	$148	$26	$1	$1,668	$0
Class R5	$0	$0	$0	$0	$0
Global Opportunities Fund
Class A	$14,438	$1,533	$29,508	$181,951	$0
Class B	$5,122	$35	$809	$35,238	$0
Class C	$7,340	$533	$30,385	$80,843	$0
Large Cap Equity Fund
Class A	$208,759	$20,711	$905,831	$2,197,961	$0
Class B	$18,067	$7,860	$476,157	$470,209	$0
Class C	$103,324	$11,275	$1,412,840	$1,116,949	$0
Class R1	$20	$2	$0	$186	$0
Class R3	$6	$0	$0	$57	$0
Class R4	$3	$0	$0	$28	$0
Class R5	$0	$0	$0	$0	$0
Small Cap Intrinsic Value Fund
Class A	$13,714	$1,420	$54,492	$193,994	$0
Class B	$3,780	$49	$2,951	$29,224	$0
Class C	$4,107	$557	$99,085	$71,767	$0
Sovereign Investors Fund
Class A	$30,232	$2,801	$802,667	$514,009	$0
Class B	$5,751	$907	$201,957	$138,110	$0
Class C	$3,284	$201	$61,387	$42,972	$0
SALES COMPENSATION
As part of their business strategies, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the Funds’ shares. These firms typically pass along a portion of this compensation to your broker or financial representative.
The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are: (1) the 12 b-1 fees that are paid out of the funds’ assets; and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under “Distribution Contracts,” “Initial Sales Charge on Class A Shares” and “Deferred Sales Charge on Class B and Class C shares” in this SAI. The portions of these expenses that are paid to Selling Firms are shown in the “First Year Broker or Other Selling Firm Compensation” chart. For Class I shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.
Initial compensation. Whenever you make an investment in Class A, Class B or Class C shares of the Funds, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation” chart. The Selling Firm also receives the first year’s 12b-1 service fee at this time.
Annual compensation. For Class A, Class B and Class C shares of the Funds, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares of the Funds, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. In certain cases, for Class A shares, 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. These service and distribution fees are paid monthly in arrears.
For Classes R1 and R3 shares beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R4 shares beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid monthly in arrears.
Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.
Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries, such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds’ efforts to promote the sale of the Funds’ shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the distributor’s promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.
As of December 31, 2009, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:
1st Global Capital Corp.
AIG — FSC Securities Corporation
AIG — Royal Alliance Associates, Inc.
AIG — Sagepoint Financial, Inc.
Ameriprise Financial Services, Inc.

AXA Advisors, LLC.
Banc of America Securities LLC
Cambridge Investment Research
Centaurus Financial
Charles Schwab
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
DA Davidson & Co
E*Trade Clearing, LLC
First Allied/FFP
First Tennessee
Geneos Wealth Management
Girard Securities
H.D. Vest Investment Services
Harbour Investments, Inc.
ING — Financial Network Investment Corp.
ING — Multi-Financial Securities Corporation
ING — PrimeVest Financial Services, Inc.
ING — ING Financial Partners
Investors Capital Corp
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
John Hancock Financial Network
Lincoln Financial Advisors Corporation
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith, Inc.
MML Investor Services, Inc.
Morgan Stanley & Co., Inc.
NFP Securities
NPH — Invest Financial Corporation
NPH — Investment Center of America, Inc.
NPH — National Planning Corp
NPH — SII Investments, Inc.
Oppenheimer & Co. , Inc.
Raymond James Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc.
Robert W. Baird & Co., Inc.
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
TD Ameritrade
The Huntington Investment, Co.
The Investment Center
Transamerica Financial Advisors, Inc.

UBS Financial Services, Inc.
Wells Fargo Investments, LLC
Wells Fargo Advisors, LLC
John Hancock Funds also has arrangements with intermediaries that are not members of the FINRA. Other firms, who are not members of FINRA, also may receive revenue sharing payments.
Securities of Regular Broker Dealers. The table below presents information regarding the securities of the Funds’ regular broker dealers (or the parent of the regular broker-dealers) that were held by the Funds as of October, 31, 2009:

Fund	Regular Broker Dealer	Holdings ($000s)
Balanced	Bank of America	13,680
	Goldman Sachs	7,806
	JP Morgan Chase	6.191
Global Opportunities	None	None
Large Cap Equity	Bank of America	48,003
	Goldman Sachs	26,761
	JP Morgan Chase	15,873
Small Cap Intrinsic Value	None	None
Sovereign Investors	Goldman Sachs	7,487
	JP Morgan Chase	12,980
Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.
The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

First Year Broker or Other Selling Firm Compensation

	Investor pays
	sales charge	Selling Firm	Selling Firm
	(% of offering	receives	receives 12b-1	Total Selling Firm
Class A investments	price) (1)	commission (2)	service fee (3)	compensation (4)(5)
Up to $49,999	5.00%	4.01%	0.25%	4.25%
$50,000 - $99,999	4.50%	3.51%	0.25%	3.75%
$100,000 - $249,999	3.50%	2.61%	0.25%	2.85%
$250,000 - $499,999	2.50%	1.86%	0.25%	2.10%
$500,000 - $999,999	2.00%	1.36%	0.25%	1.60%

Investments of Class A shares of $1 million or more

First $1M - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Investments Class A shares by certain Retirement Plans (6)

First $1 - $4,999,999	—	0.75%	0.25%	1.00%
Next $1 - $5M above that	—	0.25%	0.25%	0.50%
Next $1 or more above that	—	0.00%	0.25%	0.25%

Class B investments

All amounts	—	3.75%	0.25%	4.00%

Class C investments

All amounts	—	0.75%	0.25%	1.00%

Class I investments

All amounts	—	0.00%	0.00%	0.00	%(7)

Class R1 investments(8)

All amounts	—	0.00%	0.50%	0.50%

Class R3 investments(8)

All amounts	—	0.00%	0.50%	0.50%

Class R4 investments(8)

All amounts	—	0.00%	0.25%	0.25%

Class R5 investments

All amounts	—	0.00%	0.00%	0.00%

(1)	See “Initial Sales Charge on Class A Shares” for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(2)	For Class A investments under $1 million, a portion of the Selling Firm’s commission is paid out of the sales charge

(3)	For Class A, Class B and Class C shares, the Selling Firm receives 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. In certain circumstances, 12b-1 fees are paid in the first year as a percentage of average daily net eligible assets. This compensation applies to the following: Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC, certain retirement platforms with over 100 eligible employees at the inception of the Fund account or $1 million in plan assets, and Selling Firms that roll over assets from a terminated participant’s qualified plan, which is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial ROTH IRA investing in John Hancock funds. Monthly payments are made in arrears.

(4)	Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(5)	Underwriter retains the balance.

(6)	Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases by employer sponsored defined contribution retirement plans investing $1 million or more or with 100 or more eligible employee at the time of purchase.

(7)	John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Funds. This payment may be up to 0.15% of the amount invested.

(8)	For purchases of Class R1, Class R3 and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid monthly in arrears. See “Distribution Contracts” for description of Class R1, Class R3, Class R4 and Class R5 Service Plan charges and payments.
Contingent deferred sales charge (“CDSC”) revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.
NET ASSET VALUE
The NAV for each class of the Funds is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing a class’s net assets by the number of its shares outstanding. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Funds’ NAV is not calculated. Consequently, the Funds’ portfolio securities may trade and the NAV of the Funds’ redeemable securities may be significantly affected on days when a shareholder has no access to the Funds.
For purposes of calculating the NAV of a Fund’s shares, the following procedures are utilized wherever applicable.

Portfolio securities are valued by various methods, which are generally described below. As noted in the prospectus, portfolio securities may also be fair valued by a Fund’s Pricing Committee in certain instances.
     Equity Securities Traded on Stock Exchanges
Most equity securities that are traded on stock exchanges (including securities traded in both the over-the-counter (“OTC”) market and on an exchange) are valued at the last sales prices as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist. For example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price.
     Securities Traded on the OTC Market
Securities traded only in the OTC market are generally valued at the last bid prices quoted by brokers that make markets in the securities at the close of regular trading on the NYSE.
     Debt Securities and Convertible Securities
Debt securities for which market quotations are readily available may be valued at market value determined by the security’s most recent bid price (sales price if the principal market is an exchange) in the principal market in which it is normally traded, as furnished by recognized dealers in such securities. Debt securities (other than certain short term debt securities that are valued at amortized cost) and convertible securities may also be valued on the basis of information furnished by a pricing service. A number of pricing services are available and the Funds may use various pricing services or discontinue the use of any pricing service.
     Short Term Debt Instruments
Certain short term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, a Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
     Open-End Investment Companies
Shares of other open-end investment companies are valued based on the NAV of those investment companies.
     Securities Denominated in Foreign Currencies
The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE.

     Options and Futures Contracts
Exchange-traded options are valued at sale prices, if available, and at the mean of the bid and ask prices if a sale price is unavailable.
Futures contracts are valued at the most recent settlement price.
     Limited Partnerships and Pooled Investment Vehicles
The value of a Fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be determined by fair valuation. In general, the fair value of a Fund’s interest in a hedge fund will represent the amount that the Fund could reasonably expect to receive from the hedge fund or from a third party if the Fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the Fund reasonably believes to be reliable. In determining fair value for investments in a hedge fund, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the hedge fund, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, a Fund’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
     Non-Negotiable Securities
A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were liquidated at the time of valuation.
For purposes of calculating the NAV of a Fund’s shares, investment transactions are accounted for on a “trade date plus one basis” (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date. For purposes of calculating the Funds’ NAVs, the following procedures are utilized wherever applicable.
INITIAL SALES CHARGE ON CLASS A SHARES
Shares of a Fund are offered at a price equal to their NAVs plus a sales charge that, at the option of the purchaser, may be imposed either at the time of purchase (the “initial sales charge”) or on a contingent deferred basis. The Board reserves the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund’s best interest.
The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV or

all R shares classes of the John Hancock mutual funds owned by the investor (see “Combination and Accumulation Privileges” below).
In order to receive the reduced sales charge, the investor must notify his/her financial advisor and/or the financial advisor must notify Signature Services at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor’s spouse and their children under the age of 21 living in the same household (see “Combination and Accumulation Privilege” below). This includes investments held in an individual retirement account, including those held at a broker or financial adviser other than the one handling your current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.
Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:
•	A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

•	A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock funds providing specifically for the use of Fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.

•	Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

•	Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.

•	Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.

•	Terminating participants rolling over (directly or within 60 days after distribution) assets held in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, that is funded by certain John Hancock group annuity contracts, to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments.

•	Individuals rolling over assets held in a John Hancock custodial 403(b) account into a John Hancock custodial IRA account.

•	Participants rolling over (directly or within 60 days after distribution), from a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code or described in Section 457(b) of the Code (the assets of which, immediately prior to its termination, were held in certain John Hancock group annuity contracts but are now transferred from such contracts and held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock) to a John Hancock custodial IRA or John Hancock custodial Roth IRA that invests in John Hancock funds, including subsequent investments.
NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.
•	A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

•	Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group, Inc. (the “Princeton Retirement Group”) servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.

•	Retirement plans investing through PruSolutionssm program.

•	Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder’s fee. However, if a plan had a finder’s fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

•	Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if all shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

Amount Invested	CDSC Rate
First $1 to $4,999,999	1.00%
Next $1-$5M above that	0.50%
Next $1 or more above that	0.25%
As of July 15, 2004, no initial sales charge is imposed on Class C shares.
Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
In Kind Re-Registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John

Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.
Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.
Reducing Your Class A Sales Charges
Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or group retirement plan and (c) groups which qualify for the Group Investment Program (see below). Individual qualified and non-qualified investments can be combined to take advantage of this privilege, however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I, Class I2, Class T, Class ADV and all R share classes of all John Hancock funds already held by such person. However, Class A shares of John Hancock Money Market Fund will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial advisor or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.
Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to members at a reduced or no cost to John Hancock Funds.
Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (LOI), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Individual investors who are using the Funds as a funding medium for their retirement plan account, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual’s non-qualified and qualified retirement plans can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.
The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.
DEFERRED SALES CHARGE ON CLASS B and CLASS C SHARES
Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Funds will receive the full amount of the purchase payment.
Contingent Deferred Sales Charge. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.
Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Funds account. You must notify Signature Services of the number of eligible employees at the time your account is established.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.
Example:
You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment’s net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

•	Proceeds of 50 shares redeemed at $12 per shares (50 x 12)	$600.00
•	*Minus Appreciation ($12 — $10) x 100 shares	(200.00)
•	Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(120.00)

•	Amount subject to CDSC	$280.00

*	The appreciation is based on all 100 shares in the account not just the shares being redeemed.
Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:
For all account types:
*	Redemptions made pursuant to the Fund’s right to liquidate your account if you own shares worth less than the stated minimum in the section “Opening an account” in the prospectus.

*	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*	Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is being dissolved.)

*	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.

*	Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

*	Certain retirement plans participating in Merrill Lynch or the Princeton Retirement Group servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information.

*	Redemptions of Class A shares by retirement plans that invested through the PruSolutionssm program.

*	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.
For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code unless otherwise noted.
*	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*	Returns of excess contributions made to these plans.

*	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b) (7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b) (7) accounts.

*	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see matrix for some examples.

401 (a) Plan
(401 (k),
MPP, PSP)
457 & 408
Type of	(SEPs &			IRA, IRA	Non-
Distribution	Simple IRAs)	403 (b)	457	Rollover	retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70 1/2	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A

Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A

Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS
Although it would not normally do so, a Fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining NAV. The Funds have, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, a Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.
ADDITIONAL SERVICES AND PROGRAMS
Exchange Privilege. The Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.
Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from John Hancock Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.
If a retirement plan exchanges the plan’s Class A account in its entirety from a Fund to a non-John Hancock investment, the one-year CDSC applies.
Investors may exchange Class I shares for Class I shares of any other John Hancock fund or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of John Hancock Money Market Fund, any future exchanges out of the John Hancock Money Market Fund Class A must be to another Class I fund.
Investors may exchange Class R1, R3, R4, and R5 shares for the same class of shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R1, R3, R4, and R5 shares for Class A shares of John Hancock Money Market Fund, any future exchanges out of the John Hancock Money Market Fund Class A must be to the same category of Class R shares from which they were originally exchanged.
Under certain circumstances, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares to Class I shares of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The Funds reserve the right to require that previously exchanged shares (and reinvested dividends) be in a Fund for 90 days before a shareholder is permitted a new exchange. An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Tax Status.”
Systematic Withdrawal Plan. The Funds permit the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Monthly Automatic Accumulation Program (MAAP). The program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:
The investments will be drawn on or about the day of the month indicated.
The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.
The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.
Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Funds may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the original CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different fund if original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.
The Funds may refuse any reinvestment request and may change or cancel their reinvestment policies at any time.
A redemption or exchange of a Fund’s shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of a Fund’s shares will be treated for tax purposes as described under the caption “Tax Status.”
Retirement plans participating in Merrill Lynch’s or the Princeton Retirement Group’s servicing programs: Class A shares are available at net asset value for Merrill Lynch or the Princeton Retirement Group retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant or the Princeton Retirement Group representative for further information. For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).
Section 403(b)(7) custodial accounts: Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations imposed certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.
Due to these Regulations:
1)	The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2)	The funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3)	The funds require certain signed disclosure documentation in the event:
•	You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

•	You direct the fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial
403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).

4)	Effective January 1, 2009, the funds no longer accept salary deferrals into 403(b)(7) accounts.

In the event that the fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES
Shares of a Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Funds for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Funds and/or the Distributor.
DESCRIPTION OF THE FUNDS’ SHARES
The Board is responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders.
As of the date of this SAI, the Trustees have authorized the issuance of the following share classes of the Funds:

•	Balanced Fund: eight share classes: Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5;

•	Global Opportunities Fund: five share classes: Class A, Class B, Class C, Class I and Class NAV;

•	Large Cap Equity Fund: eight share classes: Class A, Class B, Class C, Class I, Class R1, Class R3, Class R4 and Class R5;.;

•	Small Cap Intrinsic Value Fund: five share classes: Class A, Class B, Class C, Class I and Class NAV; and

•	Sovereign Investors Fund: four share classes: Class A, Class B, Class C and Class I.

In each case additional series may be added in the future.
The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Funds may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Funds do not issue share certificates. Shares are electronically recorded.
Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service (Rule 12b-1) fees relating to each class of shares will be borne exclusively by that class; (ii) the distribution and service fees for each class may differ, as detailed under “Distribution Plans,” above; and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service (“IRS”) imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of a Fund’s liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Funds. The Declaration of Trust also provides for indemnification out of the Funds’ assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, the Funds shall not be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
The Funds reserve the right to reject any application that conflicts with the Funds’ internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund or Funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.
Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.
The Trust’s Declaration of Trust also provides that the Board may approve the merger of a Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.
Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE
Class A shares of the Funds are sold with a maximum initial sales charge of 5.00%. Class B and Class C shares are sold at NAV without any initial sales charges and with a 5.00% and 1.00% CDSC, respectively, on shares redeemed within 12 months of purchase. Classes R1, R3, R4, R5, NAV and I shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Fund, using the Fund’s relevant NAV as of October 31, 2009:

	Class A
		Maximum Sales
	NAV and Redemption	Charge (5.00% of	Maximum Offering
Fund	Price per Class A Share	Offering Price)	Price to Public (1)
Balanced	$13.54	$.71	$14.25
Global Opportunities	$13.89	$.73	$14.62
Large Cap Equity	$21.61	$1.14	$22.75
Small Cap Intrinsic Value	$8.84	$.47	$9.31
Sovereign Investors	$13.84	$.73	$14.57

Net Asset Value, Offering Price, and Redemption Price per Share:
Fund	Class B(2)	Class C(2)	Class I	Class NAV

Balanced	$13.52	$13.53	$13.54	N/A
Global Opportunities	$13.66	$13.66	$13.96	$14.02
Large Cap Equity	$20.02	$20.02	$22.33	N/A
Small Cap Intrinsic Value	$8.54	$8.56	$9.02	$9.06
Sovereign Investors	$13.78	$13.81	$13.86	N/A

Net Asset Value, Offering Price, and Redemption Price per Share:

Fund	Class R1	Class R3	Class R4	Class R5
Balanced	$13.57	$13.57	$13.57	$13.56
Large Cap Equity	$22.25	$22.26	$22.29	$22.32

(1) NAV ÷ 95%. On single retail sales of less than $100,000. On sales of 100,000 or more and on group sales price is reduced.

(2) Redemption price is equal to NAV less any applicable CDSC.

TAX STATUS
Each Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify for each taxable year.
If any Fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no Fund will be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net tax-exempt interest income for such taxable year.
A Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.
To qualify as a regulated investment company for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.
To qualify as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) (i) of any one issuer, or (ii) of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) of one or more qualified publicly traded partnerships.
If a Fund failed to qualify as a regulated investment company, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the regulated investment company 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Adviser and the subadvisers and it is intended that the Funds will comply with the requirements for qualification as regulated investment companies.
Distributions from a Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund’s “investment company taxable income,” they will be taxable as ordinary income unless such distributions are designated as “qualified dividend income,” in which event such designated dividends will be taxable at lower rates applying to long-term capital gain. If distributions are paid from a Fund’s “net capital gain,” they will be taxable as long-term capital gain. Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Funds.
Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor’s federal tax basis in a Fund’s shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.
Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to s Fund’s investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years. Under such circumstances, distributions paid by a Fund could include a return of capital.
Certain options, futures, and forward foreign currency contracts undertaken by a Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of a Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund’s distributions to shareholders. Each Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.
The Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes (“qualified foreign taxes”) paid by a Fund, subject to certain provisions and limitations contained in the Code, only if, among other things, more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations. The Funds anticipate that they normally will not satisfy this 50% requirement and that, consequently, investors will not be entitled to any foreign tax credits or deductions with respect to their investments in the Funds.
The amount of a Fund’s net realized capital gains, if any, in any given year will result from sales of securities or transactions in options or futures made with a view to the maintenance of a portfolio believed by the Fund’s management to be most likely to attain the Fund’s objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor’s purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions in reality represent a return of a portion of the purchase price.
Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the shareholder’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired.
Also, any loss realized on a redemption or exchange of shares of a Fund may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund, such as pursuant to automatic dividend reinvestments, within a period of 61 days beginning 30 days before and ending 30 days after the initial shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
Although each Fund’s present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. A Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such gain was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper designation of this amount by a Fund, each shareholder would be treated for federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund’s taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.
For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders.
Below are the capital loss carryforwards available to the Funds as of October 31, 2009, to the extent provided by regulations, to offset future net realized capital gains:

Fund	Amount ($)	Year of Expiration
Balanced Fund	$126,555,869	2016 and 2017
Global Opportunities Fund	$41,552,173	2016 and 2017
Large Cap Equity Fund	$877,535,675	2010 through 2017
Small Cap Intrinsic Value Fund	$259,669,203	2016 and 2017
Sovereign Investors Fund*	$43,537,000	2010 through 2017

*	Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.
For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by a Fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their shares of a Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.
Investment in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to federal income or excise tax.
Each Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if a Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures, forward contracts, short sales or other transactions may also require a Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for a Fund to obtain cash corresponding to their earnings or assets in those countries. However, each Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Funds may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent that a Fund’s distributions (if any) are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. No Fund will seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may, in its sole discretion, provide relevant information to shareholders.
Each Fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of such Fund’s shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Funds may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund (subject to certain exceptions with respect to “interest-related dividends” and “short-term capital gain dividends” so designated by the Fund, which exceptions expire in 2010) and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.
The Funds are not subject to Massachusetts corporate excise or franchise taxes. Each Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.
BROKERAGE ALLOCATION
Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser’s or Subadviser’s investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Funds’ trading practices and investments are reviewed periodically by the Subadviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Subadviser and quarterly by the officers of the Adviser and the Independent Trustees.
Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a “spread.” Investments in debt securities are generally traded on a “net” basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.
The Funds’ primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Funds’ trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Subadviser do not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. To the extent consistent with the foregoing, the Funds will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Subadviser of the Funds. The Adviser and Subadviser have implemented policies and procedures (approved by the Board) reasonably designed to ensure that the Funds’ selection of the broker-dealer is not influenced by considerations about the sales of Funds shares.
Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the 1934 Act, a Fund may pay to a broker that provides brokerage and research services to the Funds an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.
The term “brokerage and research services” includes research services received from broker-dealers which supplement the Adviser’s or Subadviser’s own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser’s or Subadviser’s personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.
The outside research assistance is useful to the Adviser or Subadviser since the broker-dealers used by the Adviser or Subadviser tend to follow a broader universe of securities and other matters than the Adviser’s or Subadviser’s staff can follow. In addition, the research provides the Adviser or Subadviser with a diverse perspective on financial markets. Research services provided to the Adviser or Subadviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Subadviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s or Subadviser’s clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.
The Adviser and Subadviser believe that the research services are beneficial in supplementing the Adviser’s research and analysis and that they improve the quality of the Adviser’s or Subadviser’s investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Subadviser. The advisory fee paid by the Funds is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. However, to the extent that the Adviser or Subadviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Subadviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Subadviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Subadviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitment to allocate portfolio transactions upon any prescribed basis.
Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Funds or the Adviser or Subadviser’s other clients.
In effecting portfolio transactions on behalf of the Funds and the Adviser’s other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or “step-out,” a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser “stepped-out” would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.
While the Adviser and/or the Subadviser will be primarily responsible for its allocation of the Fund’s brokerage business, the policies and practices of the Adviser or Subadviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.
Brokerage Commissions Paid. The following table shows the brokerage commissions paid by the Funds in connection with portfolio transactions for: (i) the fiscal year ended December 31, 2007; (ii) the fiscal period ended October 31, 2008; and (iii) the fiscal year ended October 31, 2009.

	Year ended	Period ended	Year ended
Fund	December 31, 2007	October 31, 2008	October 31, 2009
Balanced Fund	$230,380	$230,380	$2,433,477
Global Opportunities Fund	$97,224	$97,224	$316,765
Large Cap Equity Fund	$2,548,399	$2,548,399	$2,522,367
Small Cap Intrinsic Value Fund	$1,427,132	$1,427,132	$142,847
Sovereign Investors Fund	$886,115	$886,115	$349,201

Commission Recapture Program. The Board has approved the Fund participating in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a fund’s advisor and/or subadviser, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.
Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Subadviser (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Funds would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Funds, the Adviser, the Subadviser, or the Affiliated Broker. Because the Adviser or Subadviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.
The Adviser’s indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator” or an “Affiliated Broker”). The Adviser’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (“JH Distributors” or “Affiliated Broker”).
Other investment advisory clients advised by the Adviser or Subadviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser or Subadviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Subadviser believes to be equitable to each client, including the Funds. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.
For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Subadviser may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.
TRANSFER AGENT SERVICES
John Hancock Signature Services, Inc., P. O. Box 55913, Boston, Massachusetts 02205-5913, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund.
The Funds pay Signature Services monthly a fee which is based on an annual rate of $16.50 for each shareholder account. The Funds also pay Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, Class C, Class R1, Class R3, Class R4 and Class R5 shares, and 0.04% of average daily net assets attributable to Class I shares. The Funds also pay certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative NAVs.
For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.
CUSTODY OF PORTFOLIO
Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust, on behalf of the Funds and State Street Bank & Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 92111. Under the custodian agreement, State Street performs custody, Foreign Custody Manager and fund accounting services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Funds for the fiscal year ended October 31, 2009, including the related financial highlights which appear in the Prospectuses, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.
LEGAL AND REGULATORY MATTERS
On June 25, 2007, John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.
REPORTS TO SHAREHOLDERS
The financial statements of the Funds for the fiscal year ended October 31, 2009 are incorporated herein by reference from each Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
CODES OF ETHICS
The Trust, Adviser, Distributor and Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Moody’s
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated B are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Fitch
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘B’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC
•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).
C
•	For issuers and performing obligations, default is imminent.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

-	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE COMMERCIAL PAPER RATINGS
Moody’s
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.
Dual Ratings
Standard & Poor’s assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Other Considerations — The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and ratings may have different yields, and securities of the same maturity and coupon with different ratings may have the same yield.

APPENDIX B
PROXY VOTING POLICIES OF THE ADVISER, THE JOHN HANCOCK FUNDS AND THE SUBADVISER
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
• The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.
• Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.
• The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.
• As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.
• The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.
Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

Adopted: December 2007

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and NYSE Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s SAI (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and NYSE Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)
Proxy Voting Policy
Introduction
MFC Global Investment Management (U.S.), LLC (MFC GIM (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, MFC GIM (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, MFC GIM (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.
The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial. Collectively, MFC GIM (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.
The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.
The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.
Proxy Voting Policy
This Proxy Voting Policy (the ”Policy”) covers the proxy activities and related disclosure obligations of MFC GIM (US) and applies to all MFC GIM (US) clients for whom MFC GIM (US) has been delegated the authority to vote proxies.
The Proxy Voting Policy is designed to meet the needs of MFC GIM (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which MFC GIM (US) is subject. It sets forth the general corporate governance principles of MFC GIM (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.
The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of MFC GIM (US), internal standards and requirements, roles and responsibilities of the MFC GIM (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.
All Firm employees are asked to consult with the Chief Compliance Officer of MFC GIM (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the MFC GIM (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.

The Proxy Policy has the following seven sections:
1.	General Principles

2.	Standards

3.	Administration

4.	Potential Conflicts

5.	Recordkeeping

6.	Policy Administration
**

General Principles
Scope
MFC GIM (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). MFC GIM (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where MFC GIM (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This Policy permits Clients to:
1.	delegate to MFC GIM (US) the responsibility and authority to vote proxies on their behalf according to MFC GIM (US)’s proxy voting polices and guidelines;

2.	delegate to MFC GIM (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

3.	elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, MFC GIM (US) shall not be responsible for voting proxies on behalf of such Clients.
Policy Statement
MFC GIM (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which MFC GIM (US) believes will maximize the monetary value of each portfolio’s holdings. MFC GIM (US) takes the view that this will benefit the Clients.
The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with MFC GIM (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.
To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, MFC GIM (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a MFC GIM (US) client retains voting authority, MFC GIM (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
MFC GIM (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.
Therefore, the Proxy Voting Policy encompasses the following principles:
•	The proxy voting function of MFC GIM (US) Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

•	The Chief Compliance Officer makes an annual risk-based assessment of MFC GIM (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to MFC GIM (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where MFC GIM (US) has (i) voted proxies in a manner inconsistent with the recommendation of

RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

•	Except as otherwise required by law, MFC GIM (US) has a general policy of not disclosing to any issuer or third party how MFC GIM (US) or its voting delegate voted a Client’s proxy.

•	MFC GIM (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. MFC GIM (US) votes in all markets where it is feasible to do so.

Standards
•
MFC GIM (US) has engaged RiskMetrics as its proxy voting agent to:
1.	research and make voting recommendations or, for matters for which MFC GIM (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.	maintain records of votes cast; and

6.	provide recommendations with respect to proxy voting matters in general.
•
• Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.
MFC GIM (US) does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). MFC GIM (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. MFC GIM (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.
MFC GIM (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.
In addition, MFC GIM (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:
1.	proxy statements and ballots being written in a foreign language;

2.	underlying securities have been lent out pursuant to a Client’s securities lending program;

3.	untimely notice of a shareholder meeting;

4.	requirements to vote proxies in person;

5.	restrictions on foreigner’s ability to exercise votes;

6.	restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7.	requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8.	inability of a Client’s custodian to forward and process proxies electronically.
Administration
Proxy Operations is responsible for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2.	Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3.	Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.
As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any MFC GIM (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.
From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.

In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of MFC GIM (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.
There may be circumstances under which a portfolio manager or other MFC GIM (US) investment professional (“MFC GIM (US) Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the MFC GIM (US) Investment Professional shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a MFC GIM (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.
In addition to voting proxies, MFC GIM (US):

1.	describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2.	provides clients with a copy of the Proxy Voting Policy, upon request;

3.	discloses to its clients how they may obtain information on how MFC GIM (US) voted the client’s proxies;

4.	generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5.	documents the reason(s) for voting for all non-routine items; and

6.	keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.
Conflict of Interest
In instances where MFC GIM (US) has the responsibility and authority to vote proxies on behalf of its clients for which MFC GIM (US) serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, MFC GIM (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when MFC GIM (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if MFC GIM (US) is aware that one of the following conditions exists with respect to a proxy, MFC GIM (US) shall consider such event a potential material conflict of interest:
1. MFC GIM (US) has a business relationship or potential relationship with the issuer;
2. MFC GIM (US) has a business relationship with the proponent of the proxy proposal; or
3. MFC GIM (US) members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
As a fiduciary to its clients, MFC GIM (US) takes these potential conflicts very seriously. While MFC GIM (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by MFC GIM (US)’s potential conflict, there are a number of courses MFC GIM (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.
In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.
As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, MFC GIM (US) believes that this process is reasonably designed to address conflicts of interest that may arise between MFC

GIM (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate MFC GIM (US)’s discretion on the particular issue and hence avoid the conflict.
In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not MFC GIM (US)’s, best interests.
Recordkeeping
In accordance with applicable law, MFC GIM (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in MFC GIM (US)’s office:
•	the MFC GIM (US) Proxy Voting Policy and any additional procedures created pursuant to that policy;

•	a copy of each proxy statement MFC GIM (US) receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

•	a record of each vote cast by MFC GIM (US) (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

•	a copy of any document created by MFC GIM (US) that was material in making its voting decision or that memorializes the basis for such decision; and

•	a copy of each written request from a client, and response to the client, for information on how MFC GIM (US) clients’ proxies were voted.

Policy Administration
The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.
The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.
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January 2010

JOHN HANCOCK INVESTMENT TRUST
PART C
OTHER INFORMATION
Item 23. Exhibits.

99.(a)	Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a) to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

99.(a).1	Amendment dated June 24, 2005 to Amended and Restated Declaration of Trust dated March 8, 2005 regarding change of address of principal place of business. — previously filed as exhibit 99.(a).1 to post-effective amendment no. 100 filed on February 14, 2007, accession number 0001010521-07-000179.

99.(a).2	Amendment dated December 28, 2006 to Amended and Restated Declaration of Trust dated March 5, 2005 to reflect the change of name of John Hancock Large Cap Intrinsic Value Fund to John Hancock Global Opportunities Fund. — previously filed as exhibit 99.(a).3 to post-effective amendment no. 101 filed on March 1, 2007, accession number 0001010521-07-000217.

99.(a).3	Amendment of Section 5.11 and Establishment and Designation of Class NAV Shares of Beneficial Interest for John Hancock Small Cap Intrinsic Value Fund; and Redesignation of Class R Shares of Beneficial Interest of Registrant as Class R1 Shares for John Hancock Sovereign Investors Fund dated February 12, 2007. — previously filed as exhibit 99.(a).4 to post-effective amendment no. 103 filed on April 24, 2007, accession number 0001010521-07-000344.

99.(a).4	Amendment of Section 5.11 and Establishment and Designation of Class NAV Shares of Beneficial Interest dated June 22, 2007 for John Hancock Global Opportunities Fund. — previously filed as exhibit 99.(a).5 to post-effective amendment no. 105 filed on June 25, 2007, accession number 0001010521-07-000469.

99.(a).5	Amendment of Section 5.11 and Establishment and Designation of Class R1, Class R3, Class R4 and Class R5 shares dated June 10, 2008 for John Hancock Balanced Fund. — previously filed as exhibit 99.(a).6 to post-effective amendment no. 109 filed on June 13, 2008, accession number 0000950135-08-004368.

99.(a).6	Amendment of Section 5.11 and Establishment of Class R1, Class R3, Class R4 and Class R5 shares for John Hancock Large Cap Equity Fund dated May 7, 2009 to the Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a).6 to post-effective amendment no. 112 filed on May 15, 2009, accession number 0000950135-09-004071.

99.(a).7	Amendment dated April 17, 2009 to Declaration of Trust dated March 8, 2005 regarding amendment and restatement of Section 8.4. — previously filed as exhibit 99.(a).7 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(b)	Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b) to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

99.(b).1	Amendment dated March 11, 2008 to Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b).1 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.

99.(b).2	Amendment dated June 9, 2009 to Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b).2 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(c)	Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d)	Investment Advisory Contracts. Investment Management Contract dated December 22, 1994 between Registrant and John Hancock Advisers, LLC. (formerly, John Hancock Advisers, Inc. or the “Adviser”) on behalf of John Hancock Large Cap Equity Fund. — previously filed as exhibit 99.(5).(a) to post-effective amendment no. 73 filed on May 10, 1995, accession number 0000950135-95-001122.

99.(d).1	Amendment dated July 1, 2005 to Investment Management Contract dated December 22, 1994 between Registrant and the Adviser on behalf of John Hancock Large Cap Equity Fund. — previously filed as exhibit 99.(d).4 to post-effective amendment no. 99 filed on March 1, 2006, accession number 0001010521-06-000157.

99.(d).2	Advisory Agreement dated July 1, 2009 between Registrant and the Adviser on behalf of John Hancock Balanced Fund, John Hancock Global Opportunities Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.(d).2 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(d).3	Sub-Advisory Agreement dated December 31, 2005 between Registrant, John Hancock Advisers, LLC and MFC Global Investment Management (U.S.) LLC (formerly, Sovereign Asset Management, LLC) (“MFC Global (U.S.)”) on behalf of John Hancock Balanced Fund, John Hancock Global Opportunities Fund, John Hancock Large Cap Equity Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.(d).8 to post-effective amendment no. 100 filed on February 14, 2007, accession number 0001010521-07-000179.

99.(d).4	Amendment dated June 28, 2007 to the Sub-Advisory Agreement dated December 31, 2005 between Registrant, John Hancock Advisers, LLC and MFC Global (U.S.). — previously filed as exhibit 99.(d).9 to post-effective amendment no. 107 filed on April 25, 2008, accession number 0000950135-08-002850.

99.(e)	Underwriting Contracts. Distribution Agreement dated August 1, 1991 between John Hancock Funds, Inc. (formerly, John Hancock Broker Distribution Services, Inc. or the “Distributor”) and Registrant. — previously filed as exhibit 99.(e) to post-effective amendment no. 97 filed on December 15, 2004, accession number 0001010521-04-000305.

99.(e).1	Amendment dated December 2, 1996 to Distribution Agreement dated August 1, 1991 between Registrant and the Distributor on behalf of John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.B6.3 to post-effective amendment no. 78 filed on February 27, 1997, accession number 0001010521-97-000228.

99.(e).2	Amendment dated February 28, 2005 to Distribution Agreement dated August 1, 1991 between Registrant and the Distributor on behalf of John Hancock Large Cap Intrinsic Value Fund. — previously filed as exhibit 99.(e).5 to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

99.(e).3	Amendment dated February 28, 2005 to Distribution Agreement dated August 1, 1991 between Registrant and the Distributor on behalf of John Hancock Small Cap Intrinsic Value Fund. — previously filed as exhibit 99.(e).4 to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

99.(f)	Not Applicable.

99.(g)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. — previously filed as exhibit 99.(g).1 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.

99.(h)	Other Material Contracts. Accounting and Legal Services Agreement dated January 1, 1996 between John Hancock Mutual Funds and the Adviser with respect to John Hancock Large Cap Equity Fund. — previously filed as exhibit 99.(h).6 to post-effective amendment no. 99 filed on March 1, 2006, accession number 0001010521-06-000157.

99.(h).1	Class A Service Agreement dated February 1, 2000 between Charles Schwab & Co., Inc. and John Hancock Large Cap Value Fund, the Distributor and John Hancock Signature Services, Inc. — previously filed as exhibit 99.(a) to post-effective amendment no. 87 filed on December 22, 2000, accession number 0001010521-00-000496.

99.(h).2	Amendment dated March 8, 2005 to Accounting and Legal Services Agreement dated January 1, 1996 with respect to John Hancock Large Cap Equity Fund. — previously filed as exhibit 99.(h).7 to post-effective amendment no. 99 filed on March 1, 2006, accession number 0001010521-06-000157.

99.(h).3	Master Transfer Agency and Service Agreement dated June 1, 2007 between John Hancock Mutual Funds advised by the Adviser and John Hancock Signature Services, Inc. — previously filed as exhibit 99.(h) to post-effective amendment no. 107 filed on April 25, 2008, accession number 0000950135-08-002850.

99.(h).4	Amendment dated June 1, 2008 to the Master Transfer Agency and Service Agreement dated June 1, 2007. — previously filed as exhibit 99.(h).4 to post-effective amendment no. 111 filed on February 27, 2009, accession number 0000950135-09-001332.

99.(h).5	Service Agreement dated July 1, 2009 between the Adviser, John Hancock Investment Management Services, LLC (“JHIMS”) and John Hancock Mutual Funds with respect to John Hancock Balanced Fund, John Hancock Global Opportunities Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.(h).5 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(h).6	Expense Limitation Agreement dated December 8, 2009 between the Registrant and the Adviser — FILED HEREWITH.

99.(i)	Legal Opinion. — previously filed as exhibit 99.(i) to post-effective amendment no. 108 filed on April 25, 2008, accession number 0000950135-08-002850.

99.(j)	Consent of Independent Public Accounting Firm, PricewaterhouseCoopers LLP — FILED HEREWITH

99.(k)	Not Applicable.

99.(l)	Not Applicable.

99.(m).	Class A, B and C Distribution Plans dated February 28, 2005 between Registrant and The Distributor on behalf of John Hancock Large Cap Intrinsic Value Fund. — previously filed as exhibit 99.(m).7 to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

99.(m).1	Class A, B and C Distribution Plans dated February 28, 2005 between Registrant and The Distributor on behalf of John Hancock Small Cap Intrinsic Value Fund. — previously filed as exhibit 99.(m).8 to post-effective amendment no. 98 filed on May 2, 2005, accession number 0001010521-05-000151.

99.(m).2	Class R1, R3, R4 and R5 Service Plans dated May 1, 2009 between Registrant and The Distributor on behalf of John Hancock Large Cap Equity Fund. — previously filed as exhibit 99.(m).3 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(m).3	Class A Distribution Plan dated July 1, 2009 between Registrant and The Distributor on behalf of John Hancock Balanced Fund and John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.(m).4 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(m).4	Class B and Class C Distribution Plans dated July 1, 2009 between Registrant and The Distributor on behalf of John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.(m).5 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(m).5	Class R1 Distribution Plan dated July 1, 2009 between Registrant and The Distributor on behalf of John Hancock Balanced Fund John Hancock Large Cap Equity Fund and John Hancock Sovereign Investors Fund. — previously filed as exhibit 99.(m).6 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(m).6	Class R3, R4 and R5 Distribution Plans dated July 1, 2009 between Registrant and The Distributor on behalf of John Hancock Balanced Fund and John Hancock Large Cap Equity Fund. — previously filed as exhibit 99.(m).7 to post-effective amendment no. 113 filed on December 17, 2009, accession number 0000950123-09-071584.

99.(n)	Rule 18f-3 Plan. John Hancock Funds Class A, Class B, Class C, Class I, Class NAV, Class R1, Class R3, Class R4 and Class R5 Multiple Class Plan pursuant to Rule 18f-3 for Registrant effective March 10, 2008; amended May 7, 2009. — previously filed as exhibit 99.(n) to post-effective amendment no. 112 filed on May 15, 2009, accession number 0000950135-09-004071.

99.(p)	Code of Ethics. Code of Ethics dated January 1, 2008 as revised January 1, 2010 for the Adviser, JHIMS, the Distributor, and each open-end and closed-end fund advised by a John Hancock adviser. — FILED HEREWITH.

99.(p).1	Code of Ethics dated March 1, 2008 as revised January 1, 2010 for MFC Global Investment Management (U.S.), LLC. — FILED HEREWITH.

99.(q)	Power of Attorney dated May 7, 2009 — previously filed as exhibit 99.(q) to post-effective amendment no. 112 filed on May 15, 2009, accession number 0000950135-09-0004071.
Item 24. Persons Controlled by or under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with Registrant.
Item 25. Indemnification.
Indemnification provisions relating to Registrant’s Trustees, officers, employees and agents are set forth in Article IV of Registrant’s Declaration of Trust included as Exhibit (a) herein.
Under Section 12 of the Distribution Agreement, the Distributor has agreed to indemnify Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.
Section 9(a) of the By-Laws of John Hancock Life Insurance Company (U.S.A.) (“the Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.
Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (“the Adviser”) provide as follows:
“Section 5.06. Indemnity and Exculpation.”
(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.
(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.
(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.
(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.
(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the

Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.
(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.
(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.
Item 26. Business and Other Connections of Investment Advisers.
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.
Item 27. Principal Underwriters.
(a) The Distributor acts as principal underwriter for Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Securities Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series and John Hancock Tax-Exempt Series Fund.
(b) The following table presents certain information with respect to each director and officer of the Distributor. The principal business address of each director or officer is 601 Congress Street, Boston, Massachusetts 02110.

POSITIONS AND
	POSITIONS AND OFFICES WITH	OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
James R. Boyle	Director, Chairman	Trustee

Keith F. Hartstein	Director, President and Chief Executive Officer	President and Chief Executive Officer

John G. Vrysen	Director, Executive Vice President and Chief Operating Officer	Trustee

Michael Mahoney	Chief Compliance Officer	None

POSITIONS AND
	POSTIONS AND OFFICES WITH	OFFICES WITH
NAME	UNDERWRITER	REGISTRANT
Peter Levitt	Treasurer	None

John J. Danello	Senior Vice President, Chief Legal Counsel	Vice President, Law

Thomas M. Kinzler	Secretary	Secretary and Chief Legal Officer

Declan O’Beirne	Chief Financial Officer	None

Andrew G. Arnott	Senior Vice President	Chief Operating Officer

Jeff Duckworth	Senior Vice President	None

Carey Hoch	Senior Vice President	None

Howard Cronson	Vice President and Assistant Treasurer	None

Krishna Ramdial	Vice President, Treasury	None
(c) None.
Item 28. Location of Accounts and Records.
All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and its transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Advisers, LLC (the “Adviser”), 601 Congress Street, Boston, Massachusetts, 02210. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser and by MFC Global (U.S.), the subadviser to the John Hancock Balanced Fund, John Hancock Global Opportunities Fund, John Hancock Large Cap Equity Fund, John Hancock Small Cap Intrinsic Value Fund and John Hancock Sovereign Investors Fund, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.
Item 29. Management Services.
Not Applicable.
Item 30. Undertakings.
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 24th day of February, 2010.

JOHN HANCOCK INVESTMENT TRUST
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Keith F. Hartstein Keith F. Hartstein	President and Chief Executive Officer	February 24, 2010

/s/ Charles A. Rizzo Charles A. Rizzo	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	February 24, 2010

/s/ James R. Boyle* James R. Boyle	Trustee	February 24, 2010

/s/ James F. Carlin* James F. Carlin	Trustee	February 24, 2010

/s/ William H. Cunningham* William H. Cunningham	Trustee	February 24, 2010

/s/ Deborah C. Jackson* Deborah C. Jackson	Trustee	February 24, 2010

/s/ Charles L. Ladner* Charles L. Ladner	Trustee	February 24, 2010

/s/ Stanley Martin* Stanley Martin	Trustee	February 24, 2010

/s/ John A. Moore* John A. Moore	Trustee	February 24, 2010

/s/ Patti McGill Peterson* Patti McGill Peterson	Trustee	February 24, 2010

/s/ Steven R. Pruchansky* Steven R. Pruchansky	Trustee	February 24, 2010

/s/ Gregory A. Russo* Gregory A. Russo	Trustee	February 24, 2010

/s/ John G. Vrysen* John G. Vrysen	Trustee	February 24, 2010

*By: Power of Attorney

By:	/s/ David D. Barr	February 24, 2010
David D. Barr
Attorney-in-Fact Pursuant to Power of Attorney
Previously filed with Post-Effective
Amendment No. 112 on May 15, 2009

Exhibit Index

99.(h).6	Expense Limitation Agreement dated December 8, 2009.

99.(j)	Consent of Independent Public Accounting Firm, PricewaterhouseCoopers LLP.

99.(p)	Code of Ethics. Code of Ethics dated January 1, 2008 as revised January 1, 2010 for the Adviser, JHIMS, the Distributor, and each open-end and closed-end fund advised by a John Hancock adviser.

99.(p).1	Code of Ethics dated March 1, 2008 as revised January 1, 2010 for MFC Global Investment Management (U.S.), LLC.